UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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QUANTUM COMPUTING, INC.

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PROXY SUPPLEMENT TO THE PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

QUANTUM COMPUTING, INC.

TO BE HELD ON WEDNESDAY, SEPTEMBER 21, 2022

Explanatory Note

The following supplemental information supplements the definitive proxy statement on Schedule 14A of Quantum Computing, Inc. (the “Company”) originally filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2022 (the “Proxy Statement”) relating to the Company’s 2022 Annual Meeting of Stockholders to be held at 215 Depot Court SE, Suite 215, Leesburg, VA 20175 on Wednesday, September 21, 2022, at 10:00 a.m. local time.

This supplemental information is being provided to reflect certain updates that occurred after the date the Company filed the Proxy Statement with the SEC. Except as described in this supplement, the information provided in the Proxy Statement continues to apply. If information in this supplement differs from or updates information contained in the Proxy Statement, then the information in this supplement is more current and supersedes the different information contained in the Proxy Statement. Terms used in this supplement that are not defined in this supplement have the meanings given to them in the Proxy Statement.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENTAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Supplemental Information

On August 29, 2022 the Company hired a proxy solicitor, and on September 8, 2022 the proxy solicitor coordinated with Broadridge Financial Solutions to send a notice by email and regular mail (the “Notice”) to certain investors in connection with outreach regarding our 2022 Annual Meeting of Stockholders. The Full Text of the Notice is as follows:

From: ID@proxyvote.com Date: September 8, 2022 To: [Shareholder Name] Subject: Vote now! QUANTUM COMPUTING INC. Annual Meeting

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QUANTUM COMPUTING INC.

2022 Annual Meeting

September 21, 2022

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On August 19, 2022 the Company filed a Current Report on Form 8-K to report that BV Advisory Partners, LLC (the “Plaintiff”) filed a complaint in the Court of Chancery of the State of Delaware naming the Company and certain of its directors and officers (among others) as defendants (the “BV 8-K”).

On August 25, 2022 the Company filed a Current Report on Form 8-K to report that the Company issued an update to shareholders in the form of a letter (the “Shareholder Letter”) and press release in connection therewith (the “Shareholder Update 8-K”).

On September 2, 2022 the Company filed an amended Current Report on Form 8-K/A to amend and supplement the Current Report on Form 8-K filed on June 21, 2022 in order to provide financial statements of QPhoton, Inc. and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K (the “QPhoton Financial Statement 8-K/A”).

The Full text of the BV 8-K, the Shareholder Update 8-K and the QPhoton Financial Statement 8-K/A, respectively, are included herewith.

Voting Matters

This supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. Information regarding how to vote your shares and revoke already submitted proxies is available in the Proxy Statement.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2022

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of Principal Executive Office) (Zip Code)

(703) 436-2161

(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001	QUBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 15, 2022, BV Advisory Partners, LLC (the “Plaintiff”) filed a complaint in the Court of Chancery of the State of Delaware naming the Company and certain of its directors and officers (among others) as defendants (the “Lawsuit”).  BV Advisory Partners, LLC v. Quantum Computing Inc., et al., C.A. No. 2022-0719-VCG (Del. Ch.).  The Plaintiff is seeking, among other relief, monetary damages for an alleged breach of the Note Purchase Agreement between the Plaintiff and QPhoton, Inc., the predecessor in interest to QPhoton, LLC, a wholly-owned subsidiary of the Company, as well as monetary damages for breach of an alleged binding letter of intent among Barksdale Global Holdings, LLC, Inference Ventures, LLC and QPhoton, Inc.  The Company believes that the Plaintiff’s claims have no merit and intends to defend itself vigorously.  Moreover, the Company believes that numerous alleged facts and characterizations set forth in the Plaintiff’s complaint are false, misleading and intentionally designed to damage the Company’s reputation, and the Company categorically rejects those alleged facts and characterizations.  The Plaintiff’s key principal, Keith Barksdale, misrepresented his role with QPhoton, Inc. during the early stages of the Company’s negotiations with respect to the acquisition of QPhoton.  The Company believes that Mr. Barksdale misrepresented his role in order to arrogate to Plaintiff and related parties an undue portion of the consideration payable to QPhoton’s stockholders.  In addition to defending itself vigorously against the allegations in the Lawsuit, the Company is evaluating its rights and remedies against the Plaintiff and related parties.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUANTUM COMPUTING INC.

Dated: August 19, 2022	By:	/s/ Christopher Roberts
Christopher Roberts Chief Financial Officer

2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2022

QUANTUM COMPUTING, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-56015	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of principal executive offices, including zip code)

(703) 436-2161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001	QUBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 25, 2022, the Company issued an update to shareholders in the form of a letter (the “Shareholder Letter”) and press release in connection therewith. A copy of the Shareholder Letter and the press release is filed hereto as Exhibit 99.1 and 99.2, respectively, and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated August 25, 2022
99.2	Shareholder Letter, dated August 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUANTUM COMPUTING INC.

Dated: August 25, 2022	By:	/s/ Christopher Roberts
Christopher Roberts Chief Financial Officer

2

Exhibit 99.1

Quantum Computing Inc. Releases Shareholder Letter with Quantum Roadmap

QCI’s Real Entropy Quantum Computer, the Dirac-1 Photonic Quantum System, is Able to Solve Multiplex Business Problems Today

LEESBURG, Va., August 25, 2022 — Quantum Computing Inc. (“QCI’’ or the “Company”) (NASDAQ: QUBT), a leader in accessible quantum computing, today announced that it has issued a letter to shareholders pertaining to QCI’s vision and state of the industry. The letter recaps QCI’s many achievements since the June 2021 shareholder letter and offers a roadmap for the coming year and beyond.

The capstone to this extraordinary year was QCI’s acquisition of QPhoton. This enabled QCI to combine its deep expertise and experience in quantum computing with QPhoton’s research efforts to develop photonic-based quantum systems. QCI has developed a room-temperature Entropy Quantum System for solving real world business problems today. This game-changing computational capability surpasses anything currently available in the industry, but operates without costly and impractical infrastructure such as cryogenic cooling and specially environmentally engineered rooms that do not scale.

QCI has evolved into a full stack quantum solutions company offering customers the ability to run optimization problems in excess of 5,000 variables (Qubits), on a room temperature, desktop quantum system.

“The other leading quantum hardware companies do not expect to match this achievement for another three to five years, and we believe they are not likely to ever realize quantum results using methods such as gate models,” said Robert Liscouski, CEO of QCI. “Quantum information processing for solving real-world problems is available now and this is only the beginning. World class talent will be at the center of making QCI a real force in the quantum information industry. In addition to Dr. Yuping Huang joining QCI as Chief Quantum Officer, we have attracted Dr. William McGann as our CTO and COO. This combination of Dr. Huang, Dr. McGann, and the expanded engineering team will spearhead QCI’s next growth phase.”

2021-2022 Summary:

●	Uplisted to NASDAQ

●	Developed and released QAmplify, an enhancement to the company’s Qatalyst™ platform that amplifies the quantum effects of existing quantum computers by 5x – 20x of their qubit count

●	Continued to hire world class talent

●	Expanded the Board of Directors

●	Completed an additional funding of the company through the sale of preferred equity

●	Successfully completed the acquisition of QPhoton

In mid-2022, QCI created its Quantum Solutions division, which is focused on bridging the gap between state of the art quantum computing technologies and real-world business problems. The team comprises professionals with backgrounds in data science, solutions architecture, and management consulting who work with forward-thinking companies to help them define, demonstrate, and implement quantum-based technology solutions to their business-relevant problems today.

Logistics optimization is a key technology application for which quantum computing can readily show value.  In July, QCI’s Quantum Solutions team was selected by a State Government Innovation Center to evaluate quantum technology applications that support logistics use cases. In this partnership, QCI will use its Entropy Quantum Computing (EQC) technologies to demonstrate optimization use cases in support of advanced air mobility applications, such as air-based drone delivery networks.

In addition to logistics applications, the Quantum Solutions team is developing and demonstrating solutions for various other applications, including:

●	Energy: Improving the design of wind power plants by optimizing configurations of wind turbines to maximize power generation efficiency while accounting for turbine wake effects

●	Manufacturing: Supporting the design of autonomous vehicles by optimizing the placement of vehicle sensors to maximize coverage of surrounding areas while minimizing costs

●	Artificial Intelligence: Enhancing machine learning processes by optimizing the selection of features for AI/ML models

●	Financial Services: Helping banks more accurately detect and identify fraudulent activity within their transactions’ data streams

●	Cybersecurity: Creating secure transport layers (quantum networks) and quantum authentication, which will contribute greatly to the cybersecurity domain beyond encryption

QCI’s goals for 2022-2023 are focused on generating and increasing sales of its quantum technology’s existing capabilities represented in the Quantum Ecosystem. The company expects to accomplish the following over the next 12 months:

●	Offer subscription access to Dirac-1 and -2

●	Expand its technical solutions offerings to other domains that will benefit from Dirac-1

●	Commercialize and sell its Quantum LiDAR

●	Deploy its quantum cybersecurity solutions by commercializing its quantum network and authentication capabilities

●	Deploy its quantum solutions to U.S. government clients

●	Expand the deployment of its quantum solutions to state government clients

●	Expand its technical team

●	Expand its Technical Solutions and Sales Teams

“These are ambitious goals for sure, but well within our reach, based on our current trajectory,” added Liscouski. “Our combined technical team is continually working to provide greater computational capabilities to our clients, as well as completing the development of other quantum solutions for the marketplace. The challenge we have is keeping up with the pace of the engineering team’s development, which is a good problem to have.”

2

QCI’s Path to the Future – The Quantum Ecosystem

QCI’s vision is to develop democratized quantum solutions that will have a positive impact on business, industry, government and society. QCI’s technology roadmap is based on the company’s Quantum Ecosystem, representing the technologies in its portfolio that will be brought to market. Highlights include:

Quantum Optical Chips:

Optical chips will ultimately provide the greatest scalability and performance advantages for quantum information processing, sensing and imaging. The company expects to benefit from the recently authorized CHIPS Act and will begin to establish a U.S.-based chip facility in 2023.

Quantum Imaging:

One of the most exciting opportunities on the 3-5 year horizon involves leveraging the ability to count single photons and filter their associated wave functions precisely to obtain optical imaging through otherwise opaque and dense materials. At a minimum, quantum imaging will be a powerful supplement to modern reconstructed CT imaging applications, where tissue damage from high energy radiation can and needs to be avoided.

To read the complete 2022 shareholder letter or learn more about QCI, visit www.quantumcomputinginc.com.

About Quantum Computing Inc.

Quantum Computing Inc. (QCI) (NASDAQ: QUBT) is a full-stack quantum software and hardware company on a mission to accelerate the value of quantum computing for real-world business solutions, delivering the future of quantum computing, today. The company recently acquired QPhoton, a quantum photonics innovation company that has developed a series of quantum photonic systems (QPS). The combination of QCI’s flagship ready-to-run software product, Qatalyst, with QPhoton’s QPS, sets QCI on a path to delivering a broadly accessible and affordable full-stack quantum solution that can be used by non-quantum experts, anywhere, for real-world industry applications. QCI’s expert team in finance, computing, security, mathematics and physics has over a century of experience with complex technologies; from leading edge supercomputing, to precision sensors and imaging technology, to the security that protects nations. For more information about QCI, visit www.quantumcomputinginc.com.

3

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact could be deemed forwardlooking, including, but not limited to, statements regarding the future performance of Quantum Computing, Inc. and its consolidated subsidiaries (the “Company” or “QCI”), including its financial outlook; the other expectations described under “QCI’s Roadmap to Quantum Future”, “QCI Quantum EcoSystem”, “QUBT-U and Workforce Development”. QCI’s Path to the Future”, Goals for 2022-23”, 2022-2023 Pipeline”, “Explore New Partnerships”, and Establish A Senior Technology Advisory Group” above; and the Company’s business strategy, plans, and objectives for future operations. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “outlook,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such statements are subject to a number of known and unknown risks, uncertainties, assumptions, and other factors that may cause the Company’s actual results, performance, or achievements to differ materially from results expressed or implied in this letter. Investors are cautioned not to place undue reliance on these statements, and reported results should not be considered as an indication of future performance. Risks that contribute to the uncertain nature of the forward-looking statements include, among others, the effects of the COVID-19 pandemic on the Company’s business, including as a result of new strains or variants of the virus, and the global economy generally; litigation, and other proceedings related to the Company’s business in a variety of areas; the effectiveness of the Company’s strategy and business initiatives; the Company’s lack of liquidity; and changes in political, business, and economic conditions; as well as other risks listed or described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, and any subsequent filings, which are or will be on file with the SEC and available on the investor relations page of the Company’s website. All forward looking statements are based on information and estimates available to the Company at the time of this letter and are not guarantees of future performance. Except as required by law, the Company assumes no obligation to update any of the statements in this letter.

The information that can be accessed through hyperlinks or website addresses included herein is deemed not to be incorporated in or part of this letter.

Qatalyst™ and QikStart™ are trademarks of Quantum Computing Inc. All other trademarks are the property of their respective owners.

Company Contact:

Robert Liscouski, CEO

Quantum Computing, Inc.

+1 (703) 436-2161

Email Contact

Investor Relations Contact:

Ron Both or Grant Stude

CMA Investor Relations

+1 (949) 432-7566

Email Contact

Media Relations Contact:

Seth Menacker

Fusion Public Relations

+1 (201) 638-7561

qci@fusionpr.com

# # #

4

Exhibit 99.2

Fellow Shareholders,

I hope you are all well. It is hard to believe that a year ago we were coming out of the pandemic and looking forward to getting back to business. It has truly been an absolutely amazing and extraordinary year. Since my last letter we have:

●	Up listed to NASDAQ,

●	Released QAmplify, our enhancements to our Qatalyst platform that now amplifies the quantum effects of existing quantum computers by 5x – 20x of their qubit count,

●	Continued to hire world class talent,

●	Expanded our Board of Directors,

●	Completed an additional funding of the company through the sale of preferred equity, and,

●	Successfully completed the acquisition of QPhoton.

Last year, I stated that QCI’s committed vision is “to be the democratizing force that enables subject matter experts (SMEs) and end users to get critical answers to business problems right now, using the computing mix that best delivers those results.” We have not only remained committed to that vision but we have accelerated the achievement of delivering those results.

The capstone to this extraordinary year was the acquisition of QPhoton. This enabled QCI to combine its deep expertise and experience in quantum computing with QPhoton’s research efforts to develop photonic based quantum systems. QCI has developed a room-temperature Entropy Quantum System (EQC) for solving real world business problems - TODAY. This is game changing because the computational capability surpasses anything available in the industry, but operates without all the costly and impractical infrastructure such as cryogenic cooling and specially environmentally engineered rooms to operate that do not scale.

QCI has evolved into a full stack Quantum Solutions Company offering customers the ability to run optimization problems in excess of 5000 variables (Qubits), on a room temperature, desk top quantum system.

We believe this achievement is something most other quantum hardware companies only hope to do in the next three to five years at a computational level and are likely never to achieve using gate model or other methods to achieve quantum results. QCI’s Entropy Quantum Computer, the quantum information processing system for solving real-world problems, is available now and this is only the beginning of our commercialization of quantum solutions.

As exciting as that statement is, it is only one part of QCI’s portfolio. We offer solutions ranging from quantum LiDAR, quantum intelligence, quantum sensing and imaging, quantum-secured networks, and nanophotonic chips.

We all know that developing a world class company requires world class talent. In addition to Dr. Huang joining as QCI’s Chief Quantum Officer and a Director, we have attracted Dr. William McGann as our CTO and COO. Dr. McGann most recently was Leidos’ CTO of Security and Detection Technologies with a long successful history as a scientist and entrepreneur with proven abilities to take technologies out of the lab and into the commercial market. We believe that the combination of Dr. Huang and Dr. McGann, and the expanded engineering team they lead, make QCI a real force in the quantum information industry.

QCI has an unwavering commitment to bring real world quantum solutions to world to have a positive impact on business and society – at scale. That is why the acquisition of QPhoton makes more than just business sense. Dr. Huang’ vision (which we share) is to bring quantum technologies to the industry and make it available for anyone in any industry that needs to solve complex or world changing problems; business, research, education, and, government. Not only are we perfectly aligned technically to achieve that goal, but we are philosophically aligned as well. That is why the integration of the two companies has been seamless and easy – we all have had the same goal in mind – to build a company that has a meaningful positive impact on our world and to create great value for our shareholders. That is why QCI has evolved to much beyond a quantum software company.

QCI truly is an Innovative Quantum Solutions Company – providing both the industry’s leading quantum hardware and software.

The State of Quantum Computing

Last year when I wrote about the state of quantum computing I referred to a lot of the hype in the industry. That is still true today in many ways but there have been some recent statements by hardware makers downsizing expectations of what current quantum hardware can deliver. In large part those statements are based on the various approaches to building a quantum computer, including gate models and annealers. These approaches have promises for the future but still require significant investment and a lot of expensive supporting infrastructure to eventually reach those goals. And – it is unlikely that they will be able to scale to be an “on premises quantum computer”, let alone a machine that can be easily deployed in an enterprise. While the industry and market have focused on proving that quantum computing will eventually scale to be able to solve real world problems, today they are solving science experiments and problems to claim to achieve quantum advantage but frankly have little meaning in the real world.

For quantum computing to deliver real and scalable value to businesses and the academic world, it will have to be accessible, capable, affordable, and widely deployable. It cannot be constrained by the limitations of cryogenic cooling and sound and vibration proof infrastructures that make it a solution for only the most elite companies in the business community. Said more specifically, regardless of the future technical advances in these technologies, they are not likely to ever achieve practical levels of SWAP-C (Size / Weight and Power - Cost).

QCI is Changing the Current State of Quantum Computing:

Our first step into the world of quantum computing hardware is our Entropy Quantum Computing (EQC) platform. Using the EQC we produced landmark results for a real-world problem – BMW’s autonomous vehicle sensor optimization challenge which we highlighted in our presentation to BMW on July 20, 2022 (link to the video). As a result of the presentation, we had so many people reaching out with questions, and we wanted to share some highlights about EQC, especially how it differs from today’s Noisy Intermediate Scale Quantum (NISQ) computers – the more common quantum computer.

Quantum and Today’s NISQ Computers

First, here is a brief introduction to how quantum systems in nature really work. Quantum systems are naturally “open”, meaning, they inevitably interact with the many degrees of freedom subtended in their surrounding environment. As a result of this interaction, the wavefunctions describing those systems collapse, which is the point where quantum information is lost.

That’s why today’s NISQ computers are designed to produce closed quantum systems in pristine quantum states that are isolated from the environment. Their goal is to minimize this interaction since it causes significant processing challenges for these architectures.

You see, to create and maintain stability of the pristine closed system, there is a significant engineering cost in the design requirements to protect quantum information from the environment (aka noise). This is why quantum computers usually require cryogenic cooling, pure vacuum, and zero electromagnetic background. Those requirements introduce high cost, complex maintenance, and ongoing stability issues, thus the SWAP-C challenge of NISQ systems.

We’ve all heard the questions about whether quantum computing is real (it is) as a result of the limitations of these early architectures. That’s due to the reality facing these NISQ computers: they have limited qubit scale, which restricts the size and complexity of the problems they can process; they are extremely expensive to build and maintain due to the extreme environmental demands; they are error prone even at small scale; they lack stability due to decoherence, which collapses the quantum space.

As of today, these systems have been able to process small “toy” problems up to 127 variables for gate-model systems and up to 400 variables for sparse matrix problems on a quantum annealer. The computations can take hours to complete and may be interrupted as the systems lose coherence. Additionally, these closed systems are still extremely prone to errors. One paper estimates that every logical qubit will require 1,000 to 10,000 qubits for error correction alone, which means that the best NISQ computer today contains effectively less than one error-corrected qubit, and it will take decades to reach ten, if at all possible.

EQC in Action - A Full Quantum Solution – The BMW Sensor Problem Submission Summary

As demonstrated as part of the BMW Quantum Challenge presentations, QCI’s first EQC prototype delivered truly landmark results. We solved a sensor optimization problem for autonomous vehicles FOR THE FIRST TIME on a fully-quantum system. The computations included 3,854 variables and 500 constraints. The EQC delivered a superior, feasible solution in six minutes. Following is a summary of this landmark result.

The BMW sensor challenge was designed to test the abilities of quantum technologies. Its focus was to find an optimal configuration of vehicle sensors for autonomous driving. Optimality was defined as maximal coverage of the vehicle’s surroundings, at minimal economic cost.

Today’s NISQ architectures have only been able to process problems with very limited variable sizes, around 127 variables (Qubits). This is due to the limitations noted above as the number of qubits available to represent problem variables are extremely limited. Plus the lack of connectivity and coherence between these qubits to account for the volume of constraints. The size and complexity of the BMW Challenge highlighted the limitations caused by the extreme system requirements needed in NISQ architectures.

Note that in 2021, Quantum Computing Inc. (QCI), took on the BMW sensor optimization challenge and generated a solution, leveraging a variational approach, Variational Analog Quantum Oracle (VAQO) that enables QPUs to contribute to solving problems larger than the number of qubits available. It was applied to a D-Wave quantum annealer that solved the BMW problem (see the table below.) That demonstration provided a good example of how software can be used to extend the capabilities of current quantum computing hardware. This software, QAmplify, includes VAQO and can be used to extend the qubit capacity of both gate-model systems and quantum annealers.

With the recent acquisition of QPhoton, a quantum photonics systems company, QCI has established a toolbox of new quantum hardware technologies, including Entropy Quantum Computing (EQC) that we applied to the BMW optimization problem.

This year, we presented a 2022 solution based on EQC to directly solve a problem with 3,854 variables. Using an initial EQC prototype, a superior, feasible solution was obtained in six minutes of total runtime.

EQC Results

The 2022 sensor challenge problem taken on with the EQC consists of n = 3, 854 variables (Qubits) and 501 constraints. The problem (including constraints) was submitted directly to an EQC prototype in the form of an n–by–(n + 1) Hamiltonian matrix. Through the controlled interaction with the engineered environment, the system relaxed to a ground state, where the objective function and all of the optimality conditions were captured and subsequently analyzed.

The EQC result achieved optimality, provided a sensor configuration consisting of 15 sensors yielding 96% coverage of the criticality space. This practical solution demonstrates a clear advantage when compared with best alternatives as described below.

First, using QCI’s classical solver CSample, the problem resulted in a significantly lower 62.8% coverage area for the same number of sensors (15).

Second, using the VAQO approach demonstrated in our 2021 solution, we generated a result with a higher 99.8% sensor coverage, but at significantly higher costs using 373 sensors. (Table 1 summarizes this data.)

Table 1

Performance Parameters	EQC	VAQO	CSample
Coverage	96%	99.4%	62.8%
Number of Sensors	15	373	15
Runtime (seconds)	363	26373	197

Table 1: Comparison of best results obtained by each solver. The Hamiltonian used was properly designed to take into account the physical constraints of the EQC system. Metrics meeting the practical feasibility bar are marked in green, and

The Bottom Line

We all see the hype and concerns about the value of quantum computing, arising from limited scale, high cost, lack of stability, overall complexity, and a significant error correction challenge. The EQC is designed to address the significant challenges that current NISQ computers are facing. QCI has successfully demonstrated a scalable, error-free and cost-effective computing prototype using quantum photonics. The future systems are designed to be deployable anywhere, require no special environments, and be readily usable by non-quantum experts.

QCI’s Roadmap to the Quantum Future

Those of you who know me and QCI, know that we are a company that doesn’t believe in hype, hyperbole or raising expectations that we cannot deliver on. If anything, we believe in underselling our capabilities and over delivering on expectations, because candidly, that is how you build a solid reputation and successful business over time. As I stated QCI aspires to be the leading innovation quantum solutions company. It is our vision that we will develop democratized quantum solutions that will have a positive impact to business, industry, government and society. I would like to share our roadmap and explain where we are going and how we will get there.

QCI’s technology roadmap is based on our Quantum EcoSystem; Quantum Computing, Quantum Intelligence, Quantum Remote Sensing, Quantum Cyber Security, and Quantum Imaging and the lynchpin – Quantum Optical Chips. This Quantum EcoSystem represent the technologies we have in our portfolio that we will be bringing to market.

QCI is now a full stack quantum computing company and is much more than just quantum computing business. Our quantum technologies, which are either protected by our patents or are in the patent process, allow us to go to market in the most important areas where this technology can make a difference – today:

●	Quantum Computing

o	Our first Entropy Quantum Computer, Dirac 1, can run problems of over 5000 variables.

o	Next quarter we will be providing subscription access to Dirac-1 capable of running complex optimization problems such as the BMW sensor optimization problem and others. Our subscription service along with our professional services have been successfully beta testing with a limited set of clients in preparation for our commercial release.

o	The complete family of EQC products will be released in 2023 – These include next generations of EQC that further expand the scale and capabilities of the Dirac-1 to broader, larger, and more complex optimization problems. As part of this progression of technology, we are introducing a “high-dimensional” EQC that will operate with Quantum Digits (Qudits) vs. Quantum Bits (Qubits).

●	Quantum Intelligence – Reservoir Quantum Computing (RQC)

o	Reservoir Quantum Computing (RQC) will also be released in late Q4 of 2022 and be made available through the Qatalyst platform. RQC is a hardware configuration for quantum optical machine learning and will offer substantial increase in throughput over current convoluted neural network (CNN) approaches today, by improving the data training rates by as much as 100X.

●	Quantum Optical Chips

o	Optical chips will ultimately provide the greatest scalability and performance advantages for quantum information processing, sensing and imaging. When all of the critical optical components can be “embedded” on a fully integrated chip, the efficiency and fidelity of the photonic quantum technologies will be fully realized. This will represent the ultimate SWAP-C capable system and will serve as a common core technology for ALL of the product developments on the future (3 years) QCI product road maps.

●	Cybersecurity – Quantum Networks and Quantum Authentication

o	The Cybersecurity domain has been awakened to the benefits and the threat of quantum computing resulting from the expectation that quantum can break any RSA and non-quantum based encryption. However, effective cybersecurity goes well beyond encryption for protection. Effective cybersecurity requires a holistic approach to protecting the enterprise. QCI believes that our quantum computing capabilities have applications in encryption. However, we are applying our quantum technologies to create secure transport layers (quantum networks) and authentication (quantum authentication) which will contribute greatly to the cybersecurity domain, beyond encryption.

●	Quantum Remote Sensing – QLiDAR

o	Our QLiDAR capability has the ability to see through dense fog and provide image fidelity at great distances and through difficult environments such as snow, ice, and water. Once again, by leveraging the power of quantum mechanics and single photon detection, LiDAR systems can be greatly enhanced in their ability to measure at improved resolution and distances as well as extend these photonic signals to applications in vibrometry for material stress analysis, particle size analysis, and potential remote sensing from satellites

●	Quantum Imaging

o	One of the most exciting opportunities in the 3-5 year horizon is to leverage the ability to count single photons and filter their associated wavefunctions precisely to obtain optical imaging through otherwise opaque and dense materials.

Goals for 2022-2023

The past couple of years have certainly been tumultuous ones. We face the uncertainty of the capital markets and an economy that is still reeling from the pandemic, inflation, an uncertain supply chain, a strained workforce and other economic and political challenges. QCI has managed to thrive in these uncertain times. However, one of the greatest challenges I face as CEO of QCI is getting the market to believe that this modest start-up company actually has the technology to make the claims we are making while the largest technology companies in the world are still struggling to achieve scalable quantum performance. We view that as a high class problem. We have the benefit of being able to prove and back up the claims we are making and we are eager to accept problems from the industry to prove we can solve them at our cost, not theirs. I have always said that we will build a company based on fundamentals – execution and operational excellence. And that is the path we are on – we will continue to build a company that will deliver on the promise of quantum computing - today.

QCI arguably has the best and proven quantum technology along with a broad portfolio of quantum technology in the marketplace. Our goals for 2022-23 are focused on generating and increasing sales of our quantum technology’s existing capabilities represented in our roadmap. We expect to do the following over the next 12 months:

-	Offer subscription access to Dirac 1 and 2

-	Expand our Technical Solutions offerings to other domains that will benefit from our Dirac-1

-	Commercializing and selling our Quantum LiDAR

-	Deploying our Quantum Cybersecurity Solutions by commercializing our quantum Network and Authentication capabilities

-	Developing our Quantum Chip manufacturing capability

-	Deploying our quantum solutions to US Government clients

-	Expanding the deployment our quantum solutions to State Government clients

-	Expanding our technical team

-	Expanding our Technical Solutions and Sales Team

-	Establishing our Senior Technical Advisory Group

-	Increasing market awareness of QCI

These are ambitious goals for sure but well within our reach based on our current trajectory. Our combined technical team is continually working to provide greater computational capabilities to our clients as well as completing the development of other quantum solutions in the market place. The challenge we have is keeping up with the pace of the engineering team’s development – it is a good problem to have.

2022-2023 Pipeline

In mid-2022 QCI created its Quantum Solutions division, which is focused on bridging the gap between state of the art quantum computing technologies and real-world business problems. Our Quantum Solutions team comprises professionals with backgrounds in data science, solutions architecture, and management consulting. We work with forward-thinking companies to help them define, demonstrate, and implement quantum-based technology solutions to their business-relevant problems today.

Logistics optimization is a key technology application where quantum computing can readily show value.  In July, QCI’s Quantum Solutions team was selected by a State Government Innovation Center as a partner to evaluate quantum technology applications that support logistics use cases. In this partnership, QCI will use our Entropy Quantum Computing (EQC) technologies to demonstrate optimization use cases to support advanced air mobility applications, such as air-based drone delivery networks. QCI is honored to be selected by our State partner for this opportunity.

In addition to logistics applications, the Quantum Solutions team is developing and demonstrating solutions for various other applications including:

•	Energy: Improving the design of wind power plants by optimizing configurations of wind turbines to maximize power generation efficiency while accounting for turbine wake effects

•	Manufacturing: Supporting the design of autonomous vehicles by optimizing the placement of vehicle sensors to maximize coverage of surrounding areas while minimizing costs

•	Artificial Intelligence: Enhancing machine learning processes by optimizing the selection of features for AI/ML models

•	Financial Services: Helping banks more accurately detect and identify fraudulent activity within their transactions data streams

QUBT-U and Workforce Development

It is often stated that children are our future. We at QCI believe the education of the American workforce is critical to the advancement of high technology across industry and academics. QCI is dedicated to ensuring that quantum computing is accessible to the academic community at every level, from high schools to graduate levels. That is why we established QUBT-U (https://www.quantumcomputinginc.com/qubt-u/) which gives academic institutions free access to our Qatalyst platform to allow students to learn how to use quantum computers in their areas of study. We have partnered with a number of universities this past year to provide access to quantum computers via Qatalyst and will expand that program with additional universities. But we are most excited about including high schools in QUBT-U to further attract students to quantum computing. In this next year we will be working at the state and federal levels to expand our QUBT-U program to further reach students in every part of our community to give them the opportunities to participate in the future of quantum computing.

Explore New Partnerships

Last year QCI announced a technology collaboration with Amazon Web Services (AWS), with Qatalyst now available as a software-as-a-service (SaaS) on AWS Braket Qatalyst accesses quantum computers from D-Wave, Ion-Q, and Rigetti via AWS Braket. The availability of Qatalyst on AWS Braket positions QCI directly in the middle of a global value chain for AWS business users. This partnership has helped us as much as we have helped the users of AWS Braket achieve their objectives.

QCI is a small company with big technology and big ideas. We know that we need to advance rapidly into markets with our innovative technologies and we need solid partnerships with established market leaders to do so successfully. Fortunately we have the leadership on board that has done that before and we are working aggressively to establish partners in the LiDAR, Cybersecurity, chip manufacturing and medical imaging domains to get our technologies into the market.

Establish a Senior Technology Advisory Group

Early on we established a group of very talented and accomplished executives to help shape the company’s strategy. We will be expanding on this idea modeled after a very successful panel on which I served during my time with the US Government, the Intelligence Science Board. We know that we have an excellent management team, but day to day execution does not leave much time to focus on some of the higher level challenges the team often faces. To assist our management team, we have begun assembling a highly esteemed group of technology, business, former government and academic professionals to help QCI deal with the challenges of its growth and expansion into the market. This august and diverse group will allow us to think out of the box on issues that every rapidly growing faces to ensure that we are asking the hard questions, continually innovating, and being aware of market changes and conditions that could potentially threaten QCI or offer opportunities for growth.

Building Shareholder Value

We are building shareholder value by focusing on the needs of our customers and delivering value today. The acquisition of QPhoton and the addition of top industry talent to our team are great examples of that. We are better positioned and more focused on delivering value – providing solutions to real world problems through the application of our technology, than we have ever been. As a shareholder of QCI, you should be excited by the opportunities this company has to not just make a difference in the marketplace, but the world. I recently received a message from one of our original investors in QCI that only knew of the company through his research in the quantum computing market. He invested in QCI because at the time, his wife was suffering from multiple sclerosis, because he believed that quantum computing one day might contribute to the discovery of a cure of that and other horrible diseases. Regrettably, she passed away before quantum computing could contribute to that goal. However, upon learning of the acquisition of QPhoton and the capabilities the combined companies we now have, he reiterated his commitment to QCI and his belief that we will one day enable researchers to find a cure for diseases that took his wife and countless others, way too early in their lives. His story is fundamentally why we are doing what we do – we want to create the best technology to put into the hands of researchers, students, business people, our government and anyone who is dedicated to making this world better. We believe quantum computing will do that and we thank you for giving us the opportunity to contribute to that outcome.

Respectfully,

/s/ Robert Liscouski
Robert Liscouski
Chairman, Chairman and CEO

Important Cautions Regarding Forward-Looking Statements

This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact could be deemed forwardlooking, including, but not limited to, statements regarding the future performance of Quantum Computing, Inc. and its consolidated subsidiaries (the “Company” or “QCI”), including its financial outlook; the other expectations described under “QCI’s Roadmap to Quantum Future”, “QCI Quantum EcoSystem”, “QUBT-U and Workforce Development”. QCI’s Path to the Future”, Goals for 2022-23”, 2022-2023 Pipeline”, “Explore New Partnerships”, and Establish A Senior Technology Advisory Group” above; and the Company’s business strategy, plans, and objectives for future operations. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “outlook,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such statements are subject to a number of known and unknown risks, uncertainties, assumptions, and other factors that may cause the Company’s actual results, performance, or achievements to differ materially from results expressed or implied in this letter. Investors are cautioned not to place undue reliance on these statements, and reported results should not be considered as an indication of future performance. Risks that contribute to the uncertain nature of the forward-looking statements include, among others, the effects of the COVID-19 pandemic on the Company’s business, including as a result of new strains or variants of the virus, and the global economy generally; litigation, and other proceedings related to the Company’s business in a variety of areas; the effectiveness of the Company’s strategy and business initiatives; the Company’s lack of liquidity; and changes in political, business, and economic conditions; as well as other risks listed or described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, and any subsequent filings, which are or will be on file with the SEC and available on the investor relations page of the Company’s website. All forward looking statements are based on information and estimates available to the Company at the time of this letter and are not guarantees of future performance. Except as required by law, the Company assumes no obligation to update any of the statements in this letter.

The information that can be accessed through hyperlinks or website addresses included herein is deemed not to be incorporated in or part of this letter.

Qatalyst™ and QikStart™ are trademarks of Quantum Computing Inc. All other trademarks are the property of their respective owners.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of Principal Executive Office) (Zip Code)

(703) 436-2161

(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001	QUBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 21, 2022, Quantum Computing Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the closing of a merger agreement dated June 16, 2022 (the “Merger Agreement”), by and among the Company, Project Alpha Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), Project Alpha Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), QPhoton, Inc., a Delaware corporation (“QPhoton”), and Yuping Huang, the principal stockholder of QPhoton (“Mr. Huang”), whereby the Company agreed to acquire QPhoton through a series of merger transactions (collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of QPhoton, and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Purchase Agreement and transactions contemplated thereby.

Item 9.01. Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited financial statements of QPhoton as of and for the years ended December 31, 2021 and 2020, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report.

The unaudited condensed financial statements of QPhoton as of March 31, 2022 and December 31, 2021 and, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company and QPhoton as of March 31, 2022 and for the year ended December 31, 2021, together with the related notes to the unaudited pro forma condensed combined financial information, are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of BF Borgers CPA PC
99.1	Audited consolidated financial statements of QPhoton, Inc. as of and for the years ended December 31, 2021 and 2020, together with the related notes to the consolidated financial statements.
99.2	Unaudited condensed consolidated financial statements of QPhoton, Inc. as of March 31, 2022 and December 31, 2021 and for the three months ended March 31, 2021 and 2020 together with the related unaudited notes to the condensed financial statements.
99.3	Unaudited Pro Forma Combined Financial Statements of Quantum Computing Inc. as of March 31, 2022 and for the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

1

SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTUM COMPUTING INC.

Dated: September 1, 2022	By:	/s/ Christopher Roberts
Christopher Roberts
Principal Financial Officer and Principal Accounting Officer

2

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation in this Form 8-K-A of our reports dated September 1, 2022, relating to the financial statements of QPhoton, Inc. as of December 31, 2021 and 2020 and to all references to our firm included in this 8-K-A.

Certified Public Accountants

Lakewood, CO

September 1, 2022

Exhibit 99.1

QPHOTON, INC.

Consolidated Financial Statements

Years ended 2021 and 2020

And Independent Auditors’ Report

F-1

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of QPhoton, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of QPhoton, Inc. (the “Company” or “QPhoton”) as of December 31, 2021 and 2020, the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ BF Borgers CPA PC

BF Borgers CPA PC

We have served as the Company’s auditor since 2022

Lakewood, CO

May 10, 2022

F-2

QPHOTON, INC.

Balance Sheets

(Audited)

	December 31,	December 31,
	2021	2020
ASSETS

Current assets
Cash and cash equivalents	$105,204	$-
Accounts Receivable	-	-
Prepaid expenses	3,538	2,500
Fixed assets (net of depreciation)	56,827	-
Other Assets
Security Deposits	2,652	-
Total assets	$168,221	$2,500

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities
Accounts payable	$86,263	$160,041
Accrued expenses	55,288	672,223
Other liabilities
Promissory notes	209,151
Derivative liability	615,193
Accrued interest	21,572
Total liabilities	987,467	832,264

Stockholders’ equity (deficit)
Common stock, $0.0001 par value, 10,000,000 shares authorized; 6,172,842 shares issued and outstanding as of December 31, 2021	618	-
Additional paid-in capital	1,433,806	14,788
Accumulated deficit	(2,253,670)	(844,552)
Total stockholders’ equity (deficit)	(819,246)	(829,764)
Total liabilities and stockholders’ equity (deficit)	$168,221	$2,500

The accompanying notes are an integral part of these unaudited consolidated financial statements.

F-3

QPHOTON, INC.

Statement of Operations

(Audited)

	Twelve Months Ended
	December 31,
	2021	2020
Total revenue	$-	$-
Cost of revenue	-
Gross profit
Salaries and Benefits	120,035	-
Research & Development	76,431	832,264
Stock Based Compensation	747,414	-
Selling General & Administrative -Other	119,362	12,288
Operating expenses	1,063,242	844,552

Loss from Operations	(1,063,242)	(844,552)

Other Income and Expense
Interest Income	-	-
Interest Expense – Promissory Notes	21,802	-
Interest Expense - Beneficial conversion feature	208,922	-
Interest Expense – Derivatives mark-to-market	115,152	-
Interest Expense – Financing expenses	-	-
Net Other income (expense)	(345,876)	-

Federal income tax expense	-	-

Net loss	$(1,409,118)	$(844,552)

Weighted average shares - basic and diluted	5,214,964	-
Loss per share – basic and diluted	$(0.27)	-

The accompanying notes are an integral part of these unaudited consolidated financial statements.

F-4

QPHOTON, INC.

Statement of Stockholders’ Deficit

For the Twelve Months Ended December 31, 2021

(audited)

	Common Stock		Additional	Accumulated
	Shares	Amount	Paid in Capital	Deficit	Total
BALANCES, December 31, 2020	-	$-	$14,788	$(844,552)	$(829,764)
Contribution from related party	-	-	-	-	-
Merger consideration	5,000,000	500	-	-	500
Issuance of shares for license agreement	555,556	56	672,166	-	672,222
Issuance of shares for services	617,284	62	746,852	-	746,914
Net loss	-	-	-	(1,409,118)	(1,409,118)
BALANCES, December 31, 2021	6,172,840	$618	$1,433,806	$(2,253,670)	$(819,246)

The accompanying notes are an integral part of these audited financial statements.

F-5

QPHOTON, INC.

Statement of Stockholders’ Deficit

For the Twelve Months Ended December 31, 2020

(Audited)

	Common Stock		Additional	Accumulated
	Shares	Amount	Paid in Capital	Deficit	Total
BALANCES, December 31, 2019	-	$-	-	$-	$-
Contribution from related party	-	-	14,788	-	14,788
Issuance of shares for services	-	-	-	-	-
Net loss	-	-	-	(844,552)	(844,552)
BALANCES, December 31, 2020	-	$-	$14,788	$(844,552)	$(829,764

The accompanying notes are an integral part of these audited financial statements.

F-6

QPHOTON, INC.

Statement of Cash Flows

For the Twelve Months Ended December 31, 2021

(Audited)

	Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,409,118)		(844,552)
Adjustments to reconcile net income (loss) to net cash
Accounts Receivable
Prepaid Expenses	(3,538)		-
Depreciation	8,713		-
Accounts Payable	(73,780)		160,041
Accrued Expenses	(595,913)		672,223
Stock-based compensation	1,419,636
Convertible loan derivative – mark to market	115,152
Convertible loan discount	209,151		-
CASH USED IN OPERATING ACTIVITIES	(329,697)		(14,788)

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed Assets – Property and Equipment	(65,540)
Security Deposit	(151)		(2,500)
CASH USED IN INVESTING ACTIVITIES	(65,691)		(2,500)

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution from related party			14,788
Proceeds from loans	500,592		-
CASH PROVIDED BY FINANCING ACTIVITIES	500,592		14,788

Net increase (decrease) in cash	105,204		-

Cash, beginning of period	-		-

Cash, end of period	$105,204		$-

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$-	$
Cash paid for income taxes	$-	$
NON-CASH FINANCING ACTIVITIES
Debt discount on convertible notes	$500,592		$-

The accompanying notes are an integral part of these consolidated financial statements.

F-7

QPHOTON, INC.

Notes to Financial Statements

December 31, 2021 and 2020

(Audited)

Note 1. Nature of Operations and Going Concern

QPhoton, Inc., (formerly QPhoton, LLC, hereinafter the “Company”), headquartered in Hoboken, New Jersey, was incorporated in the state of Delaware on February 18, 2021. The Company was originally formed as a Limited Liability Corporation (“LLC”) on January 23, 2020 in the state of New Jersey. On February 23, 2021, Pursuant to the Agreement and Plan of Merger (“the Merger”) with QPhoton, Inc. the Company was converted from a New Jersey LLC into a Delaware corporation. The Company was formed to develop and commercialize a nanophotonic quantum-powered platform that will transform numerous critical areas of industry, including defense, healthcare, finance, network communications, and computer vision.

On March 1, 2021, the Company, entered into an assignment and assumption of the license agreements with the Trustees of Stevens Institute of Technology, (“Stevens”, “the University”) a non-profit university of the State of New Jersey. QPhoton, LLC originally entered their respective license agreements with the University in December of 2020. The members of the QPhoton LLC into and consummated transactions pursuant to a stock purchase agreement (the “Agreement”), whereby the Company agreed to issue to the University 555,556 shares (see Note 8) of the Company’s common stock. Pursuant to the agreement, the Company assumed in full, all rights, privileges and preferences associated with both the licensed technology.

Pursuant to the merger agreement, effective February 18, 2021, the Company’s board of directors (“Board”) authorized 10,000,000 shares of common stock, at a $0.0001 par value per share. The sole member of QPhoton, LLC in exchange for his membership interest, received 5,000,000 shares of common stock as part of the merger. Accordingly, all share and per share data appearing in the financial statements have been adjusted to reflect the merger on a retroactive basis.

Going Concern and Management’s Plan

Since inception, the Company has incurred significant losses from operations and has not generated positive cash flows from operations. In addition, as of December 31, 2021, the Company does not have any revenue stream to support its cost structure. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which contemplates continuation of the Company as a going concern. The Company has an accumulated deficit of approximately $2,254,000 and $845,000 as of December 31, 2021 and 2020, respectively. As of December 31, 2021, the Company had a working capital deficiency of a $32,809, and as of December 31, 2020, the Company had a working capital deficiency of $832,264.

The Company’s loss from operations has been funded with the proceeds of equity financings and notes payables from related parties. We expect to operate at a loss for the foreseeable future while we execute our business plan to obtain regulatory approval and commercially launch the product in the United States and foreign jurisdictions. We have limited capital resources and operations have been funded by the proceeds of equity offerings and related party debt. We will require additional financing to implement our business plan. We believe that we have access to capital resources through the sale of equity securities; however, we have not secured any commitments for new financing at this time. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern over the next 12 months from the issuance date of these financial statements. The financial statements do not include any adjustments that might result from this uncertainty. Subsequent to year end, the Company received $2.500,000 as part of bridge financing with Quantum Computing, Inc. (“Quantum”), a registered public company with the Securities and Exchange Committee (“SEC”), see note 10, subsequent events for more information.

COVID-19

COVID-19, which was declared a global health pandemic by the World Health Organization in March 2020, has driven the implementation and continuation of significant government-imposed measures to prevent or reduce its spread, including travel restrictions, “shelter in place” orders, and business closures. Although to date, the Company has not been adversely affected by COVID-19, the measures taken by the governments of countries affected could adversely affect the Company’s business, financial condition, and results of operations.

The U.S. has recently seen decreases in total new COVID-19 infections; however, it is unknown whether such decreases will continue, new strains of the virus will cause numbers to increase, currently projected vaccine efficacy numbers will hold, or new strains of the virus will become dominate in the future, and/or whether jurisdictions in which we operate, will issue new or expanded stay-at-home orders, or how those orders, or others, may affect our operations.

F-8

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and applicable rules and regulations of the SEC, involves the use of estimates and assumptions that affect the recorded amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant estimates include the accounts payable and accrued expenses, equity related transactions and deferred taxes. Actual results may differ substantially from these estimates.

Property and Equipment

Property and Equipment are stated at cost, less accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets, which for all property is five years. Maintenance and repairs are charged against expense as incurred.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage (“FDIC”) of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value Measurements

The carrying amount of the Company’s financial instruments classified as current assets and current liabilities approximate fair values based on the short-term nature of the accounts.

Stock Based Compensation

The Company has adopted Accounting Standards Update (“ASU”) No. 2018-07, Compensation-Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting. ASU 2018-07 expands the scope of Topic 718 to include share-based payment transactions for acquiring goods and services from nonemployees. An entity should apply the requirements of Topic 718 to nonemployee awards except for specific guidance on inputs to an option pricing model and the attribution of cost. ASU 2018-07 specifies that Topic 718 applies to all share-based payment transactions in which a grantor acquires goods or services to be used or consumed in a grantor’s own operations by issuing share-based payment awards, and that Topic 718 does not apply to share based payments used to effectively provide (1) financing to the issuer or (2) awards granted in conjunction with selling goods or services to customers as part of a contract accounted for under Topic 606, Revenue from Contracts with Customers

Stock-based compensation expense is recorded for all option grants and awards of non-vested stock and recognized in the financial statements based on the grant date fair value of the awards granted. Stock-based compensation is recognized as expense over the requisite service period, which generally represents the vesting period. The Company calculates the fair value of stock options using the Black-Scholes option-pricing model at grant date. There were no options or warrants granted during the years ended December 31, 2021 and 2020 and no options outstanding at December 31, 2021 and 2020.

Research and Development Costs

Research and development costs include costs directly attributable to the conduct of research and development programs, including the cost of services provided by outside contractors, acquiring work-in-progress intellectual property, development, and mandatory compliance fees and contractual obligations. All costs associated with research and development are expensed as incurred.

F-9

Income Taxes

Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that all or a portion of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in the valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties, which allows the recognition of those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities. The Company has not incurred any interest and penalties, however when incurred in potential future period, the Company will include in income tax expense in the accompanying statements of operations in the period they become determinable.

Recent Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) or other standard setting bodies that the Company adopts as of the specified effective date. Unless otherwise discussed, the Company does not believe that the impact of recently issued standards that are not yet effective will have a material impact on its financial position or results of operations upon adoption.

In February 2016, FASB issued ASU No. 2016-02, Leases (Topic 842) which supersedes FASB Topic 840, Leases and provides principles for the recognition, measurement, presentation and disclosure of leases for both lessees and lessors. The new standard requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight-line basis over the term of the lease, respectively. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than twelve months regardless of classification. Leases with a term of twelve months or less will be accounted for similar to existing guidance for operating leases. The Company adopted this standard on January 1, 2019. There was no impact from adoption as the Company has no long-term leases.

In July 2017, the FASB issued ASU 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480) and Derivatives and Hedging (Topic 815): I. Accounting for Certain Financial Instruments with Down Round Features; II. Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception, (ASU 2017-11). Part I of this update addresses the complexity of accounting for certain financial instruments with down round features. Down round features are features of certain equity-linked instruments (or embedded features) that result in the strike price being reduced on the basis of the pricing of future equity offerings. Current accounting guidance creates cost and complexity for entities that issue financial instruments (such as warrants and convertible instruments) with down round features that require fair value measurement of the entire instrument or conversion option. Part II of this update addresses the difficulty of navigating Topic 480, Distinguishing Liabilities from Equity, because of the existence of extensive pending content in the FASB Accounting Standards Codification. This pending content is the result of the indefinite deferral of accounting requirements about mandatorily redeemable financial instruments of certain nonpublic entities and certain mandatorily redeemable non-controlling interests. ASU is effective for fiscal years, and interim periods within those years, beginning after December 15, 2019. The Company adopted ASU 2017-11 on its financial statements as of January 1, 2020. There was no material impact to the financial statements as a result of the adoption.

In August 2020, the FASB issued ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity, as part of its overall simplification initiative to reduce costs and complexity of applying accounting standards while maintaining or improving the usefulness of the information provided to users of financial statements. Among other changes, the new guidance removes from GAAP separation models for convertible debt that require the convertible debt to be separated into a debt and equity component, unless the conversion feature is required to be bifurcated and accounted for as a derivative or the debt is issued at a substantial premium. As a result, after adopting the guidance, entities will no longer separately present such embedded conversion features in equity, and will instead account for the convertible debt wholly as debt. The new guidance also requires use of the “if-converted” method when calculating the dilutive impact of convertible debt on earnings per share, which is consistent with the Company’s current accounting treatment under the current guidance. The guidance is effective for financial statements issued for fiscal years beginning after December 15, 2021, and interim periods within those fiscal years, with early adoption permitted, but only at the beginning of the fiscal year. The Company is currently evaluating the impact the adoption of ASU 2020-06 will have on its financial position, results of operations and disclosures.

F-10

In December 2019, the FASB issued ASU No. 2019-12, “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”), which is intended to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in Topic 740 and clarifies and amends existing guidance to improve consistent application. This guidance is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2020, with early adoption permitted. The Company is evaluating the impact of this standard on its financial statements and related disclosures.

Note 3. Property and Equipment

Property and equipment consisted of the following:

	As of December 31,
	2021	2020
Property and equipment	$65,540	$-
Less accumulated depreciation	8,713	-
Property and equipment, net	$56,827	$-

Depreciation expense was $8,713 and $0 for the fiscal years ended December 31, 2021 and 2020, respectively, and is classified in general and administrative expenses in the Statements of Operations.

Note 4. License Agreement – Stevens Institute of Technology

Effective December 17th, 2020, the Company signed a License Agreement with the University. The agreement enables the Company to commercially use technology such as licensed patents, licensed patent applications and licensed “Know-How”. The Company is also able to issue sublicenses for the technology under the agreement. The agreement is effective until the later of: (i) the 30-year anniversary of the effective date, or (ii) the expiration of the licensed patent or licensed patent application that is last to expire.

During the term of the agreement and prior to any commercialization or sublicensing of the technology by the Company, the Company shall be required to submit annual reports to the University reporting on all research, development, and efforts toward commercialization and/or sublicensing made during the year. Once any commercialization and/or sublicensing has been initiated, the Company shall deliver quarterly reports to the University reporting on the revenue received by the Company, all sublicenses derived from the sale of licensed products, and the net sales price associated with each transaction.

Upon execution of the agreement the Company paid Stevens $125,041 as reimbursement for patent prosecution expenses incurred by Stevens in prior periods. For the year ending December 31, 2021, the Company accrued an additional $48,431 in reimbursable expenses for patent costs incurred by Stevens between February 2021 and October 2021. The Company is also responsible for reimbursing Stevens for any costs associated with the prosecution and maintenance of the licensed patents and licensed patent applications.

Consideration for the agreement

As consideration for the license and other rights granted under the agreement, the company agreed to pay the following: (i) $35,000 within 30 days of execution of the agreement, (ii) $28,000 within 30 days of each annual anniversary of the effective date, (iii) equity in the Company equivalent to nine percent of the membership units of the Company within 30 days of the execution of the agreement, and (iv) royalties of 3.5% of the Net Sales Price of each licensed product sold or licensed by the company during the quarter then-ended, for which it also received payment, concurrent with the delivery of the relevant quarterly report.

F-11

The company has recorded all consideration related to the costs associated with the maintenance and prosecution of the patents as Patents Fees. The remaining consideration associated with the University agreement is recorded as License Fees. Patent Fees and License Fees are considered a part of Research and Development expenses. Accounts Payable related to cash-based License Fees for the years ended December 31, 2020 and December 31, 2021 were $832,264 and $28,000, respectively. The company recognized $672,223 of License Fees and Stock to be issued for the year ended December 31, 2020, which fully satisfied the equity consideration owed to the University. The equity was issued under a Stock Purchase agreement during 2021. See Note 8 – Stock Owner’s (Deficit) Equity for information related to this stock issuance.

As of December 31, 2021, the Company has not yet begun to commercialize or sublicense any of the licensed technology and therefore does not owe the University any royalties.

Note 5. Accounts Payable and Accrued Expenses

Accrued expenses consist of the following:

	As of
	December 31, 2021	December 31, 2020
Legal and Professional Fees	$65,120	$-
Accrued License Fees – Stevens	28,000	35,000
License Fee Acquisition Costs	-	672,223
Accrued Patent Fees - Stevens	48,431	125,041
Total	$141,551	$832,264

Note 6. Debt

Convertible Notes Payable – BV Advisory Partners, LLC

On March 1, March 14th, and July 9th, 2021, the Company and BV Advisory Partners, LLC (“BV”), a related party shareholder, entered into three various convertible debt agreements for $200,592, $150,000, and $150,000, respectively, for a total $500,592 in the aggregate. The notes all bear interest at a rate of 6% per annum and mature 2 years from the grant date. Accordingly, the Company only received approximately $375,000 in cash proceeds as $125,041 was paid by BV Advisor directly to the University on behalf of the Company, to satisfy the Company’s obligations to reimburse costs incurred under by the terms of the License agreement with the University. See Note 4 – License Agreement – Stevens Institute of Technology.

On March 1, 2021, the Company entered into a Note Purchase Agreement with BV. Under the Note Purchase Agreement, the Company would issue a series of preferred stock in which BV is the lead investor. The Company would receive as consideration at least $2.5 million in gross proceeds excluding the aggregate amounts of notes, simple agreements for future equity, and any other convertible promissory notes or other indebtedness which convert into equity securities issued under the Note Purchase Agreement to BV. Pursuant to the Note Purchase Agreement the Company issued 617,284 shares of common stock to BV Advisory, See Note 8 – Stockholders’ (Deficit) Equity for information related to this stock issuance.

As of December 31, 2021, the Company had total principal outstanding related to the convertible notes payable balance of $500,591 and $0 as of December 31, 2021, and December 31, 2020, respectively. Additionally, the Company accrued interest on the loans of $21,572 and $0 as of December 31, 2021 and December 31, 2020, respectively. As of December 31, 2021, there was $522,164 in total outstanding principal and interest.

F-12

The note is convertible into shares of preferred stock at a conversion price of 75% of the per share offering price of a qualified financing event which the agreement defines as “a transaction or series of transactions with the principal purpose of raising capital pursuant to the which the Company issues and sells shares of its preferred stock for aggregate gross proceeds of at least $5,000,000 (excluding all proceeds from the incurrence of indebtedness, including the Notes, that is convertible into such preferred stock, or otherwise canceled in consideration for the issuance of such preferred stock). Management evaluated the accounting guidance for embedded conversion features and determined that the embedded conversion feature requires to be bifurcated under ASC Topic 815 Derivatives and Hedging and therefore, the convertible debt instrument includes accounting for a derivative liability. The Company calculated the fair value of the derivative liability at $677,576 using the Black-Scholes pricing model at the Note Purchase Agreement date. As of December 31, 2021, the Company realized a derivative liability gain of $62,383, reducing the balance of the convertible note derivative liability to $615,192.

Note 7. Contractual Obligations, Commitments and Contingencies

Legal

Periodically, the Company reviews the status of any significant matters that exist and assesses its potential financial exposure. If the potential loss from any claim or legal claim is considered probable and the amount can be estimated, the Company accrues a liability for the estimated loss. Legal proceedings are subject to uncertainties, and the outcomes are difficult to predict. Because of such uncertainties, accruals are based on the best information available at the time. As additional information becomes available, the Company reassesses the potential liability related to pending claims and litigation. As of December 31, 2021 and 2020 there are no pending claims or litigation that could materially affect the Company results going forward.

Note 8. Stockholders’ (Deficit) Equity

Common Stock

The Company’s Certificate of Incorporation stated on February 18, 2021 provides that the Company is authorized to issue 10,000,000 million shares of Common Stock. Holders of Common Stock are entitled to one vote per share. As of December 31, 2021 and 2020, the Company had shares of common stock outstanding of 6,172,840. As explained in Note 1 on the financial statements, on February 18, 2021, the Board and stockholders of the Company approved the merger of QPhoton, LLC into QPhoton, Inc.

Pursuant to the merger, and because of common control as the sole shareholder in the LLC, during the year ended December 31, 2021, the Company issued 5,000,000 shares of common stock, to a related party, in exchange for 100% of the outstanding membership interest of the LLC. The shares were issued at par value and resulted in $500 in stock-based compensation to be expensed during the year ended December 31, 2021.

During the year ended December 31, 2021, the Company issued 555,556 shares in consideration for the Company’s right to obtain intangible property related to QPhoton, LLC to the University (See Note 4). At the time of transfer, the fair value of the right to obtain the license was determined to have a have a $1.21 per share. As such, the Company expensed the costs of the intangible assets as research in development in the amount of $672,223. As of December 31, 2020, the Company had yet to issue the common stock, as a result, the Company recognized a liability as Stock to be issued in the amount of $672,223 (see Note 4), which was included in the Accounts payable and accrued expenses on the balance sheet.

During the year ended, the Company issued 617,284 shares of common stock to BV Advisory, a related party. The stock was issued under a Stock Purchase Agreement dated as of March 1, 2021 (see Note 6). The stock was valued at $1.21 per share and the Company recognized $746,914, in stock-based compensation costs during the year ended December 31, 2021.

Note 9. Income Taxes

A reconciliation of the statutory U.S. Federal rate to the Company’s effective tax rate is as follows:

	Year Ended December 31,
	2021	2020
Federal income tax benefit at statutory rate	21.00%	21.00%
State income tax, net of federal benefits	5.14%	5.14%
Permanent items	-%	-%
Change in valuation allowance	(26.14)%	(26.14)%
Provision from income taxes	-	-

F-13

The reconciliation of income tax expense computed at the U.S. federal statutory rate to the income tax provision for the years ended December 31, 2021 and 2020 is as follows:

	Year Ended December 31,
	2021	2020
Income before Income taxes	$(1,409,118)	$(844,552)
Taxes under statutory US tax rates	(295,915)	(177,356)
Increase (decrease) in taxes resulting from:
Increase in valuation allowance	379,405	227,396
State Taxes	(83,490)	(50,040)
Income tax (expense) benefit	$-	$-

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities consist of the following:

	Year Ended December 31,
	2021	2020
Deferred tax assets
Net Operating Loss Carryforwards	$588,997	$220,724
Total Deferred tax assets	588,997	220,724

Valuation allowance	(588,997)	(220,724)
Net deferred tax assets (liabilities)	$-	$-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company’s ability to realize its deferred tax assets depends upon the generation of sufficient future taxable income to allow for the utilization of the deductible temporary difference carryforwards. At this time, based on current facts and circumstances, management believes that is not likely that the Company will realize the benefits for its deferred tax assets, and a valuation allowance has been recorded on the same.

The Company does not have any recorded unrecognized tax benefit for uncertain tax positions as of December 31, 2021 and 2020.

Note 10. Subsequent Events

The Company has completed an evaluation of all subsequent events through May 10, 2022, the date the audit opinion was issued, to ensure that this report includes appropriate disclosure of events both recognized in the December 31, 2021 and 2020 financial statements and events which have occurred but were not recognized in the financial statements.

On February 9, 2022, the Company and Quantum Computing Inc. (“QCI”) entered into a letter agreement (the “Exclusivity Agreement”), pursuant to which the Company agreed to negotiate exclusively with QCI regarding a potential sale of the Company or its assets (or similar transaction) for an initial period of 14 days (the “Initial Period”). On February 18, 2022, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with QCI, which automatically extended the Initial Period by 45 days (the “Second Period”). Pursuant to the Note Purchase Agreement, QCI agreed to purchase from the Company two unsecured promissory notes (each, a “Note”), each in the principal amount of $1,250,000, subject to the terms and conditions of the Note Purchase Agreement. Also on February 18, 2022, pursuant to the terms of the Note Purchase Agreement, QCI purchased the first Note from the Company and loaned the principal amount of $1,250,000 to the Company. On April 1, 2022, pursuant to the terms of the Note Purchase Agreement, QCI purchased the second Note from the Company and loaned the principal amount of $1,250,000 to the Company, which automatically extended the Second Period by an additional 30 days, pursuant to the terms of the Note Purchase Agreement.

The Notes issued under the Note Purchase Agreement provide that the indebtedness evidenced by the applicable Note bears simple interest at the rate of 6% per annum (or 15% per annum during the occurrence of an event of default, as defined in the Notes), and becomes due and payable in full on the earlier of (i) March 1, 2023, subject to extension by one year at the option of the Company, (ii) a change of control (as defined in the Notes) of the Company or (iii) an event of default.

There are no other events of a subsequent nature that in management’s opinion are reportable.

F-14

Exhibit 99.2

QPHOTON, INC.

Unaudited Condensed Financial Statements

Three Months ended March 31, 2022 and 2021

QPHOTON, INC.

Balance Sheets

(Unaudited)

	March 31,	December 31,
	2022	2021
ASSETS

Current assets
Cash and cash equivalents	$1,114,978	$105,204
Accounts Receivable	-	-
Prepaid expenses	-	3,538
Fixed assets (net of depreciation)	45,911	56,827
Other Assets
Security Deposits	2,652	2,652
Total assets	$1,163,541	$168,221

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities
Accounts payable	$294,731	$86,261
Accrued expenses	-	55,288
Promissory notes	1,520,868
Derivative liability	632,379
Accrued interest	37,863
Other liabilities
Promissory notes		209,151
Derivative liability		615,193
Accrued interest		21,572
Total liabilities	2,485,841	987,465

Stockholders’ equity (deficit)
Common stock, $0.0001 par value, 10,000,000 shares authorized; 6,172,842 shares issued and outstanding as of March 31, 2022	618	618
Additional paid-in capital	1,439,075	1,433,807
Accumulated deficit	(2,761,993)	(2,253,669)
Total stockholders’ equity (deficit)	(1,322,300)	(819,244)
Total liabilities and stockholders’ equity (deficit)	$1,163,541	$168,221

The accompanying notes are an integral part of these unaudited consolidated financial statements.

QPHOTON, INC.

Statement of Operations

(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
Total revenue	$-	$-
Cost of revenue	-
Gross profit	-
Salaries and Benefits	11,560	-
Research & Development	144,832	1,184
Stock Based Compensation	-	747,414
Selling General & Administrative -Other	256,758	36,297
Operating expenses	413,150	784,895

Loss from Operations	(413,150)	(784,895)

Other Income and Expense
Interest Income	22	-
Interest Expense – Promissory notes	16,359	1,267
Interest Expense – Beneficial conversion feature	61,649	20,550
Interest Expense – Derivatives mark to market	17,187	173,660
Interest Expense – Financing expenses
Net Other income (expense)	(95,173)	(195,477)

Federal income tax expense	-	-

Net loss	$(508,323)	$(980,372)

Weighted average shares – basic and diluted	5,214,964	5,214,964
Loss per share – basic and diluted	$(0.10)	(0.19)

The accompanying notes are an integral part of these unaudited consolidated financial statements.

QPHOTON, INC.

Statement of Stockholders’ Deficit

For the Three Months Ended March 31, 2022

(Unaudited)

	Common Stock		Additional	Accumulated
	Shares	Amount	Paid in Capital	Deficit	Total
BALANCES, December 31, 2021	6,172,840	$618	$1,433,806	$(2,253,670)	$(819,246)
Issuance of shares for cash	-	-	-	-	-
Contribution from related party	-	-	5,269	-	5,269
Net loss				(508,323)	(508,323)
BALANCES, March 31, 2022	6,172,840	$618	$1,439,075	$(2,761,993)	$(1,322,300)

The accompanying notes are an integral part of these audited financial statements.

QPHOTON, INC.

Statement of Stockholders’ Deficit

For the Three Months Ended March 31, 2021

(Unaudited)

	Common Stock		Additional	Accumulated
	Shares	Amount	Paid in Capital	Deficit	Total
BALANCES, December 31, 2020	-	$-	$14,788	$(844,552)	$(829,764)
Issuance of shares for cash	-	-	-	-	-
Merger consideration	5,000,000	500	-	-	500
Issuance of shares for license agreement	555,556	56	672,166	-	672,222
Issuance of shares for services	617,284	62	746,852	-	746,914
Net loss				(980,372)	(980,372)
BALANCES, March 31, 2021	6,172,840	$618	$1,433,806	$(1,824,924)	$(390,500)

The accompanying notes are an integral part of these audited financial statements.

QPHOTON, INC.

Statement of Cash Flows

For the Three Months Ended March 31, 2022

(Unaudited)

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(508,323)	$(980,372)
Adjustments to reconcile net income (loss) to net cash
Prepaid Expenses	3,538
Depreciation	767
Accounts Payable	208,468	(111,322)
Accrued Expenses	(38,997)	(671,530)
Stock-based compensation	-	1,419,637
Convertible loan derivative – mark to market	17,187	173,661
Convertible loan discount	61,717	20,572
CASH USED IN OPERATING ACTIVITIES	(255,643)	(149,354)

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed Assets – Property and Equipment	10,149	(44,040)
CASH USED IN INVESTING ACTIVITIES	10,149	(44,040

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution from related party	5,268
Proceeds from loans	1,250,000	350,592
CASH PROVIDED BY FINANCING ACTIVITIES	1,255,268	350,592

Net increase (decrease) in cash	1,009,775	157,198

Cash, beginning of period	105,204	-

Cash, end of period	$1,114,978	157,198

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$-
Cash paid for income taxes	$-

The accompanying notes are an integral part of these consolidated financial statements.

QPHOTON, INC.

Notes to Financial Statements

March 31, 2022

(Unaudited)

Note 1. Nature of Operations

QPhoton, Inc., (the “Company” or “QPhoton”), headquartered in Hoboken, New Jersey, was incorporated in the state of Delaware on February 18, 2021. The Company was originally formed as a Limited Liability Corporation (“LLC”) on January 23, 2020 in the state of New Jersey. On February 23, 2021, Pursuant to the Agreement and Plan of Merger (“the Merger”) with QPhoton, Inc. the Company was converted from a New Jersey LLC into a Delaware corporation. The Company was formed to develop and commercialize a nanophotonic quantum-powered platform that will transform numerous critical areas of industry, including defense, healthcare, finance, network communications, and computer vision.

On March 1, 2021, the Company, entered into an assignment and assumption of the license agreements with the Trustees of Stevens Institute of Technology, (“Stevens”, “the University”) a non-profit university of the State of New Jersey. QPhoton, LLC originally entered their respective license agreements with the University in December of 2020. The members of the QPhoton LLC into and consummated transactions pursuant to a stock purchase agreement (the “Agreement”), whereby the Company agreed to issue to the University 555,556 shares (see Note 8) of the Company’s common stock. Pursuant to the agreement, the Company assumed in full, all rights, privileges and preferences associated with both the licensed technology.

Pursuant to merger agreement, effective February 18, 2021, the Company’s board of directors (“Board”) authorized 10,000,000 shares of common stock, at a $0.0001 par value per share. The sole member of QPhoton, LLC in exchange for his membership interest, received 5,000,000 shares of common stock as part of the merger. Accordingly, all share and per share data appearing in the financial statements have been adjusted to reflect the merger on a retroactive basis.

Going Concern and Management’s Plan

Since inception, the Company has incurred significant losses from operations and has not generated positive cash flows from operations. In addition, as of December 31, 2021, the Company does not have any revenue stream to support its cost structure. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which contemplates continuation of the Company as a going concern. The Company has an accumulated deficit of approximately $2,761,993 and $1,824,924 as of March 31, 2022 and 2021, respectively. As of March 31, 2022, the Company had a working capital deficiency of a $1,370,860.

The Company’s loss from operations has been funded with the proceeds of equity financings and notes payables from related parties. We expect to operate at a loss for the foreseeable future while we execute our business plan to obtain regulatory approval and commercially launch the product in the United States and foreign jurisdictions. We have limited capital resources and operations have been funded by the proceeds of equity offerings and related party debt. We will require additional financing to implement our business plan. We believe that we have access to capital resources through the sale of equity securities. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern over the next 12 months from the issuance date of March 31, 2022,

COVID-19

We face continued risks related to Novel Coronavirus (COVID-19) which could significantly disrupt our research and development, operations, sales, and financial results. The COVID-19 global health pandemic which started in March 2020, continues to present business challenges in 2022, primarily in coronavirus related costs, travel delays and restrictions, and delays in supplier deliveries. The COVID 19 pandemic has driven the implementation and continuation of significant government-imposed measures to prevent or reduce its spread, including travel restrictions, “shelter in place” orders, and business closures. Although to date, the Company has not been adversely affected by COVID-19, the measures taken by the governments of countries affected could adversely affect the Company’s business, financial condition, and results of operations. The long term impact of COVID-19 on our operations and financial performance in future periods, including our ability to meet expected schedules, remains uncertain and will depend on future pandemic related developments, including the duration of the pandemic, potential subsequent waves of COVID-19 infections, including new variants, the effectiveness and adoption of COVID-19 vaccines and medicines, and government actions to manage the spread of the disease, which could include vaccine mandates and travel restrictions, are uncertain and cannot be predicted.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and applicable rules and regulations of the SEC, involves the use of estimates and assumptions that affect the recorded amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant estimates include the accounts payable and accrued expenses, equity related transactions and deferred taxes. Actual results may differ substantially from these estimates.

Property and Equipment

Property and Equipment are stated at cost, less accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets, which for all property is five years. Maintenance and repairs are charged against expense as incurred.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage (“FDIC”) of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value Measurements

The carrying amount of the Company’s financial instruments classified as current assets and current liabilities approximate fair values based on the short-term nature of the accounts.

Stock Based Compensation

The Company has adopted Accounting Standards Update (“ASU”) No. 2018-07, Compensation-Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting. ASU 2018-07 expands the scope of Topic 718 to include share-based payment transactions for acquiring goods and services from nonemployees. An entity should apply the requirements of Topic 718 to nonemployee awards except for specific guidance on inputs to an option pricing model and the attribution of cost. ASU 2018-07 specifies that Topic 718 applies to all share-based payment transactions in which a grantor acquires goods or services to be used or consumed in a grantor’s own operations by issuing share-based payment awards, and that Topic 718 does not apply to share based payments used to effectively provide (1) financing to the issuer or (2) awards granted in conjunction with selling goods or services to customers as part of a contract accounted for under Topic 606, Revenue from Contracts with Customers

Stock-based compensation expense is recorded for all option grants and awards of non-vested stock and recognized in the financial statements based on the grant date fair value of the awards granted. Stock-based compensation is recognized as expense over the requisite service period, which generally represents the vesting period. The Company calculates the fair value of stock options using the Black-Scholes option-pricing model at grant date. There were no options or warrants granted during the years ended December 31, 2021 and 2020 and no options outstanding at December 31, 2021 and 2020.

Research and Development Costs

Research and development costs include costs directly attributable to the conduct of research and development programs, including the cost of services provided by outside contractors, acquiring work-in-progress intellectual property, development, and mandatory compliance fees and contractual obligations. All costs associated with research and development are expensed as incurred.

Income Taxes

Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that all or a portion of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in the valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties, which allows the recognition of those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities. The Company has not incurred any interest and penalties, however when incurred in potential future period, the Company will include in income tax expense in the accompanying statements of operations in the period they become determinable.

Recent Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) or other standard setting bodies that the Company adopts as of the specified effective date. Unless otherwise discussed, the Company does not believe that the impact of recently issued standards that are not yet effective will have a material impact on its financial position or results of operations upon adoption.

In February 2016, FASB issued ASU No. 2016-02, Leases (Topic 842) which supersedes FASB Topic 840, Leases and provides principles for the recognition, measurement, presentation and disclosure of leases for both lessees and lessors. The new standard requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight-line basis over the term of the lease, respectively. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than twelve months regardless of classification. Leases with a term of twelve months or less will be accounted for similar to existing guidance for operating leases. The Company adopted this standard on January 1, 2019. There was no impact from adoption as the Company has no long-term leases.

In July 2017, the FASB issued ASU 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480) and Derivatives and Hedging (Topic 815): I. Accounting for Certain Financial Instruments with Down Round Features; II. Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception, (ASU 2017-11). Part I of this update addresses the complexity of accounting for certain financial instruments with down round features. Down round features are features of certain equity-linked instruments (or embedded features) that result in the strike price being reduced on the basis of the pricing of future equity offerings. Current accounting guidance creates cost and complexity for entities that issue financial instruments (such as warrants and convertible instruments) with down round features that require fair value measurement of the entire instrument or conversion option. Part II of this update addresses the difficulty of navigating Topic 480, Distinguishing Liabilities from Equity, because of the existence of extensive pending content in the FASB Accounting Standards Codification. This pending content is the result of the indefinite deferral of accounting requirements about mandatorily redeemable financial instruments of certain nonpublic entities and certain mandatorily redeemable non-controlling interests. ASU is effective for fiscal years, and interim periods within those years, beginning after December 15, 2019. The Company adopted ASU 2017-11 on its financial statements as of January 1, 2020. There was no material impact to the financial statements as a result of the adoption.

In August 2020, the FASB issued ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity, as part of its overall simplification initiative to reduce costs and complexity of applying accounting standards while maintaining or improving the usefulness of the information provided to users of financial statements. Among other changes, the new guidance removes from GAAP separation models for convertible debt that require the convertible debt to be separated into a debt and equity component, unless the conversion feature is required to be bifurcated and accounted for as a derivative or the debt is issued at a substantial premium. As a result, after adopting the guidance, entities will no longer separately present such embedded conversion features in equity, and will instead account for the convertible debt wholly as debt. The new guidance also requires use of the “if-converted” method when calculating the dilutive impact of convertible debt on earnings per share, which is consistent with the Company’s current accounting treatment under the current guidance. The guidance is effective for financial statements issued for fiscal years beginning after December 15, 2021, and interim periods within those fiscal years, with early adoption permitted, but only at the beginning of the fiscal year. The Company is currently evaluating the impact the adoption of ASU 2020-06 will have on its financial position, results of operations and disclosures.

In December 2019, the FASB issued ASU No. 2019-12, “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”), which is intended to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in Topic 740 and clarifies and amends existing guidance to improve consistent application. This guidance is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2020, with early adoption permitted. The Company is evaluating the impact of this standard on its financial statements and related disclosures.

Note 3. Property and Equipment

Property and equipment consisted of the following:

	As of March 31,
	2022	2021
Property and equipment	$55,391	$65,540
Less accumulated depreciation	9,480	8,713
Property and equipment, net	$45,911	$56,827

Depreciation expense was $767 and $0 for the quarters ended March 31, 2022 and 2021, respectively, and is classified in general and administrative expenses in the Statements of Operations.

Note 4. License Agreement – Stevens Institute of Technology

Effective December 17th, 2020, the Company signed a License Agreement with the University. The agreement enables the Company to commercially use technology such as licensed patents, licensed patent applications and licensed “Know-How”. The Company is also able to issue sublicenses for the technology under the agreement. The agreement is effective until the later of: (i) the 30-year anniversary of the effective date, or (ii) the expiration of the licensed patent or licensed patent application that is last to expire.

During the term of the agreement and prior to any commercialization or sublicensing of the technology by the Company, the Company shall be required to submit annual reports to the University reporting on all research, development, and efforts toward commercialization and/or sublicensing made during the year. Once any commercialization and/or sublicensing has been initiated, the Company shall deliver quarterly reports to the University reporting on the revenue received by the Company, all sublicenses derived from the sale of licensed products, and the net sales price associated with each transaction.

Upon execution of the agreement the Company paid Stevens $125,041 as reimbursement for patent prosecution expenses incurred by Stevens in prior periods. For the year ending December 31, 2021, the Company accrued an additional $48,431 in reimbursable expenses for patent costs incurred by Stevens between February 2021 and October 2021, which the Company paid in March 2022. The Company is also responsible for reimbursing Stevens for any costs associated with the prosecution and maintenance of the licensed patents and licensed patent applications.

Consideration for the agreement

As consideration for the license and other rights granted under the agreement, the company agreed to pay the following: (i) $35,000 within 30 days of execution of the agreement, (ii) $28,000 within 30 days of each annual anniversary of the effective date, (iii) equity in the Company equivalent to nine percent of the membership units of the Company within 30 days of the execution of the agreement, and (iv) royalties of 3.5% of the Net Sales Price of each licensed product sold or licensed by the company during the quarter then-ended, for which it also received payment, concurrent with the delivery of the relevant quarterly report.

The company has recorded all consideration related to the costs associated with the maintenance and prosecution of the patents as Patents Fees. The remaining consideration associated with the University agreement is recorded as License Fees. Patent Fees and License Fees are considered a part of Research and Development expenses. Accounts Payable related to cash-based License Fees for the year ended December 31, 2021 was $28,000, which was an outstanding payable as of March 31, 2022. The Company recognized $672,223 of License Fees and Stock to be issued for the year ended December 31, 2020, which fully satisfied the equity consideration owed to the University. The equity was issued under a Stock Purchase agreement during 2021. See Note 8 – Stock Owner’s (Deficit) Equity for information related to this stock issuance.

As of March 31, 2022, the Company has not yet begun to commercialize or sublicense any of the licensed technology and therefore does not owe the University any royalties.

Note 5. Accounts Payable and Accrued Expenses

Accrued expenses consist of the following:

	As of
	March 31, 2022	March 31, 2021
Legal and Professional Fees	$266,731	$33,649
Accrued License Fees – Stevens	28,000	-
Accrued R&D Costs	-	13,748
–Accrued Rent	-	1,324
Total	$294,731	$48,721

Note 6. Debt

Convertible Notes Payable – BV Advisory Partners, LLC

On March 1, March 14th, and July 9th, 2021, the Company and BV Advisory Partners, LLC (“BV”), a related party shareholder, entered into three various convertible debt agreements for $200,592, $150,000, and $150,000, respectively, for a total $500,592 in the aggregate. The notes all bear interest at a rate of 6% per annum and mature 2 years from the grant date. Accordingly, the Company only received approximately $375,000 in cash proceeds as $125,041 was paid by BV Advisor directly to the University on behalf of the Company, to satisfy the Company’s obligations to reimburse costs incurred under by the terms of the License agreement with the University. See Note 4 – License Agreement – Stevens Institute of Technology.

On March 1, 2021, the Company entered into a Note Purchase Agreement with BV. Under the Note Purchase Agreement, the company would issue a series of preferred stock in which BV is the lead investor. The company would receive as consideration at least $2.5 million in gross proceeds excluding the aggregate amounts of notes, simple agreements for future equity, and any other convertible promissory notes or other indebtedness which convert into equity securities issued under the Note Purchase Agreement to BV. Pursuant to the Note Purchase Agreement the Company issued 617,284 shares of common stock to BV Advisory, See Note 8 – Stockholders’ (Deficit) Equity for information related to this stock issuance.

As of March 31, 2022, the Company had total principal outstanding related to the convertible notes payable balance of $500,591 compared with $500,591 as of December 31, 2021. Additionally, the Company accrued interest on the loans of $29,233 and $21,572 as of March 31, 2022 and December 31, 2021, respectively. As of March 31, 2022, there was $529,825 in total outstanding principal and interest.

The note is convertible into shares of preferred stock at a conversion price of 75% of the per share offering price of a qualified financing event which the agreement defines as “a transaction or series of transactions with the principal purpose of raising capital pursuant to the which the Company issues and sells shares of its preferred stock for aggregate gross proceeds of at least $5,000,000 (excluding all proceeds from the incurrence of indebtedness, including the Notes, that is convertible into such preferred stock, or otherwise canceled in consideration for the issuance of such preferred stock). Management evaluated the accounting guidance for embedded conversion features and determined that the embedded conversion feature requires to be bifurcated under ASC Topic 815 Derivatives and Hedging and therefore, the convertible debt instrument includes accounting for a derivative liability. The Company calculated the fair value of the derivative liability at $677,576 using the Black-Scholes pricing model at the Note Purchase Agreement date. As of March 31, 2022, the Company realized a derivative liability gain of $45,197, reducing the balance of the convertible note derivative liability to $632,379.

Note Purchase Agreement – Quantum Computing Inc.

On February 18, 2022, the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Quantum Computing Inc. (“QCI”), pursuant to which QCI agreed to purchase from QPhoton two unsecured promissory notes (each, a “Note”), each in the principal amount of $1,250,000, subject to the terms and conditions of the Note Purchase Agreement. Also on February 18, 2022, pursuant to the terms of the Note Purchase Agreement, QCI purchased the first Note from QPhoton and loaned the principal amount of $1,250,000 to QPhoton. As a subsequent event, on April 1, 2022, pursuant to the terms of the Note Purchase Agreement, QCI purchased the second Note from QPhoton and loaned the principal amount of $1,250,000 to QPhoton.

The Note Purchase Agreement contains customary representations and warranties by QPhoton and QCI, as well as a “most favored nations” provision for the benefit of QCI. The Notes issued under the Note Purchase Agreement provides that the indebtedness evidenced by the applicable Note bears simple interest at the rate of 6% per annum (or 15% per annum during the occurrence of an event of default, as defined in the Notes), and becomes due and payable in full on the earlier of (i) March 1, 2023, subject to extension by one year at the option of QPhoton, (ii) a change of control (as defined in the Notes) of QPhoton or (iii) an event of default.

Note 7. Contractual Obligations, Commitments and Contingencies

Legal

Periodically, the Company reviews the status of any significant matters that exist and assesses its potential financial exposure. If the potential loss from any claim or legal claim is considered probable and the amount can be estimated, the Company accrues a liability for the estimated loss. Legal proceedings are subject to uncertainties, and the outcomes are difficult to predict. Because of such uncertainties, accruals are based on the best information available at the time. As additional information becomes available, the Company reassesses the potential liability related to pending claims and litigation. As of March 31, 2022 there were no pending claims or litigation that could materially affect the Company results going forward.

Note 8. Stockholders’ (Deficit) Equity

Common Stock

The Company’s Certificate of Incorporation stated on February 18, 2021 provides that the Company is authorized to issue 10,000,000 million shares of Common Stock. Holders of Common Stock are entitled to one vote per share. As of March 31, 2022, the Company had shares of common stock outstanding of 6,172,840. As explained in Note 1 on the financial statements, on February 18, 2021, the Board and stockholders of the Company approved the merger of QPhoton, LLC into QPhoton, Inc.

Pursuant to the merger, and because of common control as the sole shareholder in the LLC, during the year ended December 31, 2021, the Company issued 5,000,000 shares of common stock, to a related party, in exchange for 100% of the outstanding membership interest of the LLC. The shares were issued at par value and resulted in $500 in stock-based compensation to be expensed during the year ended December 31, 2021.

During the year ended December 31, 2021, the Company issued 555,556 shares in consideration for the Company’s right to obtain intangible property related to QPhoton, LLC to the University (See Note 4). At the time of transfer, the fair value of the right to obtain the license was determined to have a have a $1.21 per share. As such, the Company expensed the costs of the intangible assets as research in development in the amount of $672,223. As of December 31, 2020, the Company had yet to issue the common stock, as a result, the Company recognized a liability as Stock to be issued in the amount of $672,223 (see Note 4), which was included in the Accounts payable and accrued expenses on the balance sheet.

During the year ended December 31, 2021, the Company issued 617,284 shares of common stock to BV Advisory, a related party. The stock was issued under a Stock Purchase Agreement dated as of March 1, 2021 (see Note 6). The stock was valued at $1.21 per share and the Company recognized $746,914, in stock-based compensation costs during the year ended December 31, 2021.

Note 9. Income Taxes

A reconciliation of the statutory U.S. Federal rate to the Company's effective tax rate is as follows:

	Year Ended December 31,
	2021	2020
Federal income tax benefit at statutory rate	21.00%	21.00%
State income tax, net of federal benefits	5.14%	5.14%
Permanent items	-%	-%
Change in valuation allowance	(26.14)%	(26.14)%
Provision from income taxes	-	-

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities consist of the following:

	Period Ended March 31,
	2022	2021
Deferred tax assets
Net Operating Loss Carryforwards	$643,301	$423,986
Total Deferred tax assets	643,301	423,986

Valuation allowance	(643,301)	(423,986)
Net deferred tax assets (liabilities)	$-	$-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company’s ability to realize its deferred tax assets depends upon the generation of sufficient future taxable income to allow for the utilization of the deductible temporary difference carryforwards. At this time, based on current facts and circumstances, management believes that is not likely that the Company will realize the benefits for its deferred tax assets, and a valuation allowance has been recorded on the same.

The Company does not have any recorded unrecognized tax benefit for uncertain tax positions as of March 31, 2022.

Note 10. Subsequent Events

On April 1, 2022, pursuant to the terms of the Note Purchase Agreement, QCI purchased the second Note from the Company and loaned the principal amount of $1,250,000 to the Company, which automatically extended the Second Period by an additional 30 days, pursuant to the terms of the Note Purchase Agreement.

On May 19, 2022, QCI, Project Alpha Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), Project Alpha Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), QPhoton, and Yuping Huang, the principal stockholder of QPhoton (“Mr. Huang”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which QCI agreed to acquire QPhoton through a series of merger transactions (collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”).

On June 16, 2022, QCI, the Merger Subs, QPhoton and Mr. Huang, having met or waived all conditions precedent, consummated the closing for the Transactions pursuant to the terms of the Merger Agreement (the “Closing”). At the Closing, Merger Sub I merged with and into QPhoton, with QPhoton surviving the merger as a wholly-owned subsidiary of QCI, immediately after which QPhoton merged with and into Merger Sub II, with Merger Sub II surviving the merger as a wholly-owned subsidiary of QCI (the “Surviving Company”). The merger consideration paid to the stockholders of QPhoton (the “Merger Consideration”) consisted of (i) 5,802,206 shares of QCI’s common stock, par value $0.0001 per share (“Common Stock”), (ii) 2,377,028 shares of the newly created Series B convertible preferred stock of QCI, par value $0.0001 per share (“Series B Preferred Stock”), with 175,035 of the shares of Series B Preferred Stock being held in escrow as described below, and (iii) warrants to purchase up to 7,028,337 shares of Common Stock (the “Warrants”), with up to 702,834 shares of the Series B Preferred Stock being issuable upon the exercise of Warrants in lieu of the issuance of shares of Common Stock to comply with QCI’s obligations under the Nasdaq listing rules if the Warrants are exercised prior to the receipt of the Stockholder Approval (as defined below).

On July 1, 2022, QCI entered into an amended five-year lease agreement with Hoboken Associates, L.P. for a facility in Hoboken, New Jersey, to be used for QPhoton operations. The amended lease replaces a lease entered into between QPhoton and Hoboken Associates, L.P. on May 5, 2022.

On July 5, 2022 Yuping Huang tendered the required documents pursuant to the Merger Agreement to exchange his shares in QPhoton for equity in QCI. QCI issued to Yuping Huang 4,699,786 shares of Common Stock, 1,750,357 shares of Series B Convertible Preferred Stock and a Warrant for 5,692,952 shares of Common Stock.

On June 16, 2022 QPhoton tendered a cashier’s check BV Advisory in the amount of $535,6844, representing the full principal balance of the BV Notes and accrued interest through June 16, 2022. On July 14, 2022 BV Advisory returned the cashier’s check and disputed the calculation of the amount paid to settle the Notes.

On June 21, 2022, BV Advisory informed the Company that it intends to seek an appraisal of the shares of Common Stock of QPhoton (which shares represented 10% of the shares of Common Stock of QPhoton outstanding immediately prior to QCI’s acquisition of QPhoton) pursuant to Section 262 of the General Corporation Law of the State of Delaware. QCI does not have sufficient information to assess the potential impact of the appraisal demand at this time.

On August 2, 2022, QCI filed a preliminary proxy statement with the SEC with respect to an annual meeting of the stockholders of QCI to be held to elect directors and conduct other routine business of QCI. In addition, pursuant to the Merger Agreement, in the proxy, QCI stated that at the annual meeting QCI will seek approval and adoption of (i) the issuance of the shares of Common Stock underlying the Series B Preferred Stock and the Warrants, (ii) the election of three people to the Board of Directors of QCI designated by Mr. Huang (or, if Mr. Huang holds less than a specified number of shares of Common Stock, other key QPhoton stockholders and certain transferees thereof) as contemplated by that certain stockholders agreement to be entered into by QCI, the key QPhoton stockholders and the key QCI stockholders and (iii) any other proposals QCI and QPhoton deem necessary or appropriate to effectuate the Transactions (the “Stockholder Approval”).

On August 15, 2022, BV Advisory (the “Plaintiff”) filed a complaint in the Court of Chancery of the State of Delaware naming the Company and certain of its directors and officers (among others) as defendants (the “Lawsuit”).  BV Advisory Partners, LLC v. Quantum Computing Inc., et al., C.A. No. 2022-0719-VCG (Del. Ch.).  The Plaintiff is seeking, among other relief, monetary damages for an alleged breach of the Note Purchase Agreement between the Plaintiff and QPhoton, Inc., the predecessor in interest to QPhoton, LLC, a wholly-owned subsidiary of the Company, as well as monetary damages for breach of an alleged binding letter of intent among Barksdale Global Holdings, LLC, Inference Ventures, LLC and QPhoton, Inc.  The Company believes that the Plaintiff’s claims have no merit and intends to defend itself vigorously.  Moreover, the Company believes that numerous alleged facts and characterizations set forth in the Plaintiff’s complaint are false, misleading and intentionally designed to damage the Company’s reputation, and the Company categorically rejects those alleged facts and characterizations.  The Plaintiff’s key principal, Keith Barksdale, misrepresented his role with QPhoton, Inc. during the early stages of the Company’s negotiations with respect to the acquisition of QPhoton.  The Company believes that Mr. Barksdale misrepresented his role in order to arrogate to Plaintiff and related parties an undue portion of the consideration payable to QPhoton’s stockholders.  In addition to defending itself vigorously against the allegations in the Lawsuit, the Company is evaluating its rights and remedies against the Plaintiff and related parties.

There are no other events of a subsequent nature that in management’s opinion are reportable.

Exhibit 99.3

QUANTUM COMPUTING INC.

Unaudited Pro Forma Combined Financial Information

On June 21, 2022, Quantum Computing Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the closing of a merger agreement (the “Merger Agreement”), by and among the Company, Project Alpha Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), Project Alpha Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), QPhoton, Inc., a Delaware corporation (“QPhoton”), and Yuping Huang, the principal stockholder of QPhoton (“Mr. Huang”), whereby the Company agreed to acquire QPhoton through a series of merger transactions (collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”). On August 5, 2022, Merger Sub II amended and restated its certificate of formation to change its name to QPhoton, LLC.

The accompanying unaudited pro forma condensed combined financial statements (“pro forma financial information”) has been prepared based on the historical financial statements of the Company and QPhoton after giving effect to the Transactions. The pro forma financial information is intended to provide information about how the acquisition of QPhoton may have affected the Company’s historical financial statements. The unaudited pro forma condensed combined financial statements for the twelve months ended December 31, 2021 and 2020, combines the historical audited financial information of the Company for these periods, derived from the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 15, 2022, with the respective historical audited financial statements of QPhoton as if the acquisition of QPhoton had occurred on January 1, 2020.

The historical unaudited pro forma condensed financial statements for the three months ended March 31, 2022 combines the Company’s historical unaudited financial information for the three months ended March 31, 2022, derived from the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 23, 2022, with the respective historical audited financial statements of QPhoton as if the acquisition of QPhoton had occurred on January 1, 2020 .

The fiscal year end of the Company and QPhoton is December 31

The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma financial information and:

●	the historical unaudited condensed financial statements of the Company for the three months ended March 31, 2022 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 23, 2022;

●	the historical audited consolidated financial statements of the Company for the year ended December 31, 2021 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 15, 2022.

●	the historical unaudited condensed consolidated financial statements of QPhoton for the three months ended March 31, 2022 as filed in this Current Report on Form 8-K/A;

●	the historical audited consolidated financial statements of QPhoton for the years ended December 31, 2021 and 2020, as filed in this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition of QPhoton occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

F-1

QUANTUM COMPUTING INC.

Pro Forma Combined Balance Sheets

December 31, 2021

(Unaudited)

	Quantum Computing Inc.	QPhoton, Inc.	Eliminations	Notes	Pro Forma Combined
ASSETS
Current assets
Cash and cash equivalents	$16,738,657	$105,204	$-		$16,843,861
Accounts Receivable	-	-	-		-
Prepaid expenses	482,998	3,538	-		486,536
Other current assets	-	-	-		-
Fixed assets (net of depreciation)	41,348	56,827	-		98,175
Other Assets
Lease right of use	18,084	-	-		18,084
Security Deposits	3,109	2,652	-		5,761
Total assets	$17,284,196	$168,221	$-		$17,452,417

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities
Accounts payable	$464,870	$86,263	$-		$551,133
Accrued expenses	478,505	55,288	-		533,793
Lease liability	18,084	-	-		18,084
Dividends payable	117,454	-	-		117,454
Other current liabilities	3,385	-	-		3,385
Other liabilities
Promissory notes	-	209,151	-		209,151
Derivative liability	-	615,193	-		615,193
Accrued interest	-	21,572	-		21,572
Total liabilities	1,082,298	987,467	-		2,069,765

Stockholders’ equity (deficit)			-
Common stock	2,916	618	-		3,534
Preferred stock	154	-	-		154
Additional paid-in capital	67,396,618	1,433,806	-		68,830,424
APIC-Beneficial Conversion Feature in Equity	4,898,835	-	-		4,898,835
APIC-Stock Based Compensation	25,297,456	-	-		25,297,456
Subscription Receivable	-	-	-		-
Accumulated deficit	(81,394,081)	(2,253,670)	-		(83,647,751)
Total stockholders’ equity (deficit)	16,201,898	(819,246)	-		15,382,652
Total liabilities and stockholders’ equity (deficit)	$17,284,196	$168,221	$-		$17,452,417

The accompanying notes are an integral part of these unaudited consolidated financial statements.

F-2

QUANTUM COMPUTING INC.

Pro Forma Combined Balance Sheets

March 31, 2022

(Unaudited)

	Quantum Computing Inc.	QPhoton, Inc.	Eliminations	Notes	Pro Forma Combined
ASSETS

Current assets
Cash and cash equivalents	$11,513,369	$1,114,978	$-		$12,628,347
Accounts Receivable	25,047	-	-		25,047
Prepaid expenses	452,584	-	-		452,584
Loans Receivable	1,258,630	-	(1,258,630)		-
Fixed assets (net of depreciation)	41,689	45,911	-		87,600
Other Assets
Lease right of use	8,657	-	-		8,657
Security Deposits	3,109	2,652	-		5,761
Total assets	$13,303,085	$1,163,541	$(1,258,630)		$13,207,996

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities
Accounts payable	$797,005	$294,729	$-		$1,091,734
Accrued expenses	8,140	-	-		8,140
Lease liability	8,656	-	-		8,656
Dividends payable	223,125	-	-		223,125
Promissory notes	-	1,520,868	(1,250,000)		270,868
Derivative liability	-	632,379	-		632,379
Accrued interest	-	37,863	(8,630)		29,233
Other current liabilities	-	-	-		-
Other liabilities	-	-	-		-
Total liabilities	1,036,926	2,485,839	(1,258,630)		2,264,135

Stockholders’ equity (deficit)			-
Common stock	2,916	618	-		3,534
Preferred stock	154	-	-		154
Additional paid-in capital	67,609,119	1,439,075	-		69,048,194
APIC-Beneficial Conversion Feature in Equity	4,898,835	-	-		4,898,835
APIC-Stock Based Compensation	28,282,908	-	-		28,282,908
Subscription Receivable	-	-	-		-
Accumulated deficit	(88,527,773)	(2,761,991)	-		(91,289,764)
Total stockholders’ equity (deficit)	12,266,159	(1,322,298)	-		10,952,491
Total liabilities and stockholders’ equity (deficit)	$13,303,085	$1,163,541	$(1,258,630)		$13,207,996

The accompanying notes are an integral part of these unaudited consolidated financial statements.

F-3

QUANTUM COMPUTING INC.

Pro Forma Combined Statement of Operations

For the Twelve Months Ended December 31, 2021

(Unaudited)

	Quantum Computing Inc.	QPhoton, Inc.	Eliminations		Notes	Pro Forma Combined
Total revenue	$-	$-		$-		$-
Cost of revenue	-	-		-		-
Gross profit	-	-		-		-
Salaries and Benefits	2,489,506	120,035		-		2,609,541
Consulting	1,067,901	-		-		1,067,901
Research & Development	2,594,796	76,431		-		2,671,227
Stock Based Compensation	9,401,345	747,414		-		10,148,759
Related Party Marketing
Selling General & Administrative - Other	1,576,545	119,362		-		1,695,907
Operating Expenses	17,130,093	1,063,242		-		18,193,335

Loss from Operations	(17,130,093)	(1,063,242)				(18,193,335)

Other Income and Expense
Interest Income – Money Market	7,378	-		-		7,378
Misc. Income – Legal Settlements	-	-		-		-
Misc. Income – Government Grants	218,371	-		-		218,371
Interest Expense – Promissory Notes	-	21,802		-		21,802
Interest Expense – Beneficial conversion feature	-	208,922		-		208,922
Interest Expense –Warrants	10,715,799					10,715,799
Interest Expense – Derivatives mark to market	-	115,152		-		115,152
Interest Expense – Preferred dividends	117,454	-		-		117,454
Interest Expense – Financing expenses	161,250	-		-		161,250
Net Other income (expense)	(10,768,754)	(345,876)		-		(11,114,630)

Federal income tax expense	-	-		-		-

Net loss	$(27,898,847)	$(1,409,118))	$			$(29,307,965)

Weighted average shares - basic and diluted	29,156,815	5,214,964		-		34,371,779
Loss per share - basic and diluted	$(0.96)	$(0.27)		$-		$(0.85)

The accompanying notes are an integral part of these unaudited consolidated financial statements.

F-4

QUANTUM COMPUTING INC.

Pro Forma Combined Statement of Operations

For the Three Months Ended March 31, 2022

(Unaudited)

	Quantum Computing Inc.	QPhoton, Inc.	Eliminations	Notes	Pro Forma Combined
Total revenue	$31,240	$-	$-		$31,240
Cost of revenue	11,568	-	-		11,568
Gross profit	19,672	-	-		19,672
Salaries and Benefits	1,116,228	11,560	-		1,127,788
Consulting	370,881	-	-		370,881
Research & Development	1,024,587	144,832	-		1,169,419
Stock Based Compensation	3,079,803	-	-		3,079,803
Related Party Marketing	-	-	-		-
Selling General & Administrative -Other	1,137,104	256,758	-		1,393,862
Operating Expenses	6,728,603	413,150	-		7,141,753

Loss from Operations	(6,708,931)	(413,150)	-		(7,122,081)

Other Income and Expense
Interest Income	10,864	22	(8,630)		2,256
Misc. Income – Legal Settlements	-	-	-		-
Misc. Income – Government Grants	-	-	-		-
Interest Expense – Promissory Notes	-	16,359	(8,630)		7,729
Interest Expense – Beneficial conversion feature	-	61,649	-		61,649
Interest Expense –Warrants	-	17,187	-		17,187
Interest Expense – Derivatives mark to market
Interest Expense – Preferred dividends	223,125	-	-		223,125
Interest Expense – Financing expenses	212,500	-	-		212,500
Net Other income (expense)	(424,761)	(95,173)	-		(519,934)

Federal income tax expense	-	-	-		-

Net loss	$(7,133,692)	$(508,323)	$-		$(7,642,015)

Weighted average shares - basic and diluted	29,156,815	5,214,964	-		34,371,779
Loss per share - basic and diluted	$(0.24)	$(0.10)	$-		$(0.22)

The accompanying notes are an integral part of these unaudited consolidated financial statements.

F-5

QUANTUM COMPUTING INC.

Notes to the Pro Forma Combined Financial Statements

December 31, 2021 and March 31, 2022

(Unaudited)

Note 1 - Description of Transaction

On May 19, 2022 the Company, Project Alpha Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), Project Alpha Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), QPhoton, and Yuping Huang, the principal stockholder of QPhoton (“Mr. Huang”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company agreed to acquire QPhoton through a series of merger transactions (collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”).

On June 16, 2022, the Company, the Merger Subs, QPhoton and Mr. Huang, having met or waived all conditions precedent, consummated the closing for the Transactions pursuant to the terms of the Merger Agreement (the “Closing”). At the Closing, Merger Sub I merged with and into QPhoton, with QPhoton surviving the merger as a wholly-owned subsidiary of the Company, immediately after which QPhoton merged with and into Merger Sub II, with Merger Sub II surviving the merger as a wholly-owned subsidiary of the Company (the “Surviving Company”). The merger consideration paid to the stockholders of QPhoton (the “Merger Consideration”) consisted of (i) 5,802,206 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), (ii) 2,377,028 shares of the newly created Series B convertible preferred stock of the Company, par value $0.0001 per share (“Series B Preferred Stock”), with 175,035 of the shares of Series B Preferred Stock being held in escrow as described below, and (iii) warrants to purchase up to 7,028,337 shares of Common Stock (the “Warrants”), with up to 702,834 shares of the Series B Preferred Stock being issuable upon the exercise of Warrants in lieu of the issuance of shares of Common Stock to comply with the Company’s obligations under the Nasdaq listing rules if the Warrants are exercised prior to the receipt of the Stockholder Approval (as defined below).

The Company has agreed, following the Closing and QPhoton’s delivery of its required financial statements, to prepare and file with the SEC a proxy statement with respect to a meeting of the stockholders of the Company to be held to seek approval and adoption of (i) the issuance of the shares of Common Stock underlying the Series B Preferred Stock and the Warrants, (ii) the election of three people to the Company’s board of directors (the “Board”) designated by Mr. Huang (or, if Mr. Huang holds less than a majority of the shares of Common Stock issued in the transaction, the holders of a majority of the shares of Common Stock issued in the transaction) as contemplated by the Stockholders Agreement (as defined below) and (iii) any other proposals the Company and QPhoton deem necessary or appropriate to effectuate the Transactions (the “Stockholder Approval”).

The Warrants will have an exercise price of $0.0001 per share and will be exercisable for cash or on a cashless basis. The number and kind of shares issuable upon exercise of the Warrants and the exercise price of the Warrants will be subject to customary adjustments for stock dividends, stock splits, reclassifications and the like. Unless and until the Stockholder Approval is obtained, no shares of Common Stock may be issued upon exercise of the Warrants to the extent that such issuance, taken together with the issuance of all other shares of Common Stock pursuant to the Merger Agreement, would breach the Company’s obligations under the Nasdaq listing rules and an appropriate number of shares of Series B Preferred Stock would instead be issued upon exercise of the Warrants to the extent of such limitation. In addition, no shares of Common Stock or Series B Preferred Stock may be issued under the Warrant until certain vesting terms set forth in the Warrant and Merger Agreement are satisfied.

F-6

175,035 of the shares of Series B Preferred Stock issued to Mr. Huang as part of the Merger Consideration will be held in escrow for six months following the Closing to secure Mr. Huang’s indemnification obligations under the Merger Agreement, pursuant to an escrow agreement entered into at the Closing by and among the Company, Mr. Huang and Worldwide Stock Transfer, LLC (the “Escrow Agreement”).

Note 2 - Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial statements give effect to the acquisition of QPhoton as if the acquisition occurred on January 1, 2020.

The acquisition accounting summarized in Note 4 was not included in the unaudited pro forma condensed combined financial statements as the purchase accounting entries are preliminary and could differ from the final acquisition accounting as estimates of purchase consideration and the fair values of identifiable intangible assets acquired are subject to review and audit. As a result, differences between the preliminary estimates in Note 4 and the final acquisition accounting could be material.

Note 3 - Accounting Policies

The accounting policies of the Company may vary materially from those of QPhoton. During preparation of the unaudited pro forma condensed combined financial information, the Company has performed an analysis and is not aware of any material differences in accounting policies, and accordingly, this unaudited pro forma condensed combined financial information assumes no material differences in accounting policies between the two companies.

Note 4 - Estimated Preliminary Purchase Consideration

The table below presents the total estimated preliminary purchase consideration:

Cash consideration paid at closing	$0
Equity consideration paid at closing:
Common shares	13,171,008
Preferred shares	49,985,241
Warrants	15,954,325
79,110,574
Preferred shares in escrow	3,973,294
Total purchase consideration	$83,083,868

F-7